As filed with the Securities and Exchange Commission on March 5, 2026

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

DYCOM INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	1623	59-1277135
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(PRIMARY STANDARD INDUSTRIAL CLASSIFICATION CODE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

DYCOM INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1623	30-0128712
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(PRIMARY STANDARD INDUSTRIAL CLASSIFICATION CODE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

300 Banyan Blvd., Suite 1101

West Palm Beach, Florida 33401

(561) 627-7171

(Address and telephone number of Registrants’ principal executive offices)

SEE TABLE OF ADDITIONAL REGISTRANTS

Ryan F. Urness

Senior Vice President, General Counsel and Corporate Secretary

Dycom Industries, Inc.

300 Banyan Blvd., Suite 1101

West Palm Beach, Florida 33401

(561) 627-7171

(Name, address and telephone number of agent for service)

with a copy to:

Michael J. Aiello

Merritt Johnson

Weil, Gotshal & Manges LLP

767 Fifth Ave

New York, New York 10153

(212) 310-8000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

TABLE OF ADDITIONAL REGISTRANTS

Name	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Primary Standard Industrial Classification Code	Address and Telephone Number of Principal Executive Offices
Ansco & Associates, LLC	Delaware	22-3882751	1623	200 North Point Center East, Suite 400, Alpharetta, GA 30022 (404) 508-5700

Bigham Cable Construction, Inc.	Florida	56-1176506	1623	3171 Gulf Breeze Parkway, Gulf Breeze, FL 32563 (850) 932-8098

Blair Park Services, LLC	Delaware	20-5566110	1623	405 Caredean Drive, Suite H, Horsham, PA 19044 (267) 388-2612

C-2 Utility Contractors, LLC	Delaware	14-1859234	1623	33005 Roberts Court, Coburg, OR 97408 (541) 741-2211

CableCom, LLC	Delaware	14-1859237	1623	1429 Avenue D, #339, Snohomish, WA 98290 (360) 668-1300

Communications Construction Group, LLC	Delaware	22-3882744	1623	111 Greenmont Road, Rising Sun, MD 21911 (610) 696-1800

Dycom Capital Management, Inc.	Delaware	61-1431611	1623	300 Banyan Blvd., Suite 1101 West Palm Beach, FL 33401 (561) 627-7171

Dycom Corporate Identity, Inc.	Delaware	30-0128727	1623	300 Banyan Blvd., Suite 1101 West Palm Beach, FL 33401 (561) 627-7171

Dycom Identity, LLC	Delaware	01-0775293	1623	300 Banyan Blvd., Suite 1101 West Palm Beach, FL 33401 (561) 627-7171

Engineering Associates, LLC	Georgia	58-0634542	1623	15310 Amberly Drive, Suite 250, Tampa, FL 33647 (678) 455-7266

Ervin Cable Construction, LLC	Delaware	22-3882749	1623	450 Pryor Boulevard, Sturgis, KY 42459 (270) 681-4820

Fiber Technologies Solutions, LLC	Delaware	32-0449290	1623	2675 Mall of Georgia Boulevard, Suite 301, Buford, GA 30519 (770) 554-2220

Globe Communications, LLC	North Carolina	14-1859226	1623	950 48th Avenue North, Suite 100, Myrtle Beach, SC 29577 (843) 839-5544

Name	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Primary Standard Industrial Classification Code	Address and Telephone Number of Principal Executive Offices

Ivy H. Smith Company, LLC	Delaware	22- 3882755	1623	200 North Point Center East, Suite 400, Alpharetta, GA 30022 (404) 508-5703

Jansen Cable Construction, LLC	Delaware	33-10531136	1623	16766 N. US Hwy 45, Effingham, IL 62401 (217) 347-4141

Kanaan Communications, LLC	Delaware	45-3783162	1623	40665 Koppernick Road, Canton, MI 48187 (614) 823 6464

Lambert’s Cable Splicing Company, LLC	Delaware	05-0542669	1623	2521 South Wesleyan Boulevard, Rocky Mount, NC 27803 (252) 442-9777

Locating, Inc.	Washington	91-1238745	1623	2575 Westside Parkway, Suite 100, Alpharetta, GA 30004 (678) 461-3900

NeoCom Solutions, LLC	Georgia	58-2593521	1623	200 North Point Center East, Suite 400, Alpharetta, GA 30022 (678) 238-1818

Niels Fugal Sons Company, LLC	Delaware	05-0542654	1623	1044 N 450 W, Salem, UT 84653 (801) 785-3152

North Sky Communications, LLC	Delaware	76-0605490	1623	16701 SE McGillivray Boulevard, Suite 200, Vancouver, WA 98683 (360) 254-6920

Parkside Utility Construction, LLC	Delaware	26-1581998	1623	219 Ruth Road, Harleysville, PA 19438 (215) 513-9500

Pauley Construction, LLC	Arizona	86-0678047	1623	2021 West Melinda Lane, Phoenix, AZ 85027 (800) 645-6047

Point to Point Communications, Inc.	Louisiana	72-0968130	1623	16701 SE McGillivray Boulevard Suite 200, Vancouver, WA 98683 (360) 254-6920

Power Solutions, LLC	Maryland	52-2100793	1623	17201 Melford Boulevard Suite C, Bowie, Maryland 20715 (301) 794-0330

Precision Valley Communications of Vermont, LLC	Delaware	81-0581053	1623	36 Precision Drive, Suite 200, North Springfield, VT 05150 (800) 773-9317

Name	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Primary Standard Industrial Classification Code	Address and Telephone Number of Principal Executive Offices

Prince Telecom, LLC	Delaware	51-0381976	1623	551A Mews Drive, New Castle, DE 19720 (302) 324-1800

Professional Teleconcepts, LLC	Illinois	38-3973240	1623	5132 State Highway 12 South, Norwich, NY 13815 (800) 443-6277

RJE Canada, Inc.	Delaware	20-3608173	1623	33005 Roberts Court Coburg, OR 97408 Phone: 541-741-2211

RJE Telecom, LLC	Delaware	57-1209651	1623	36 Precision Drive, Suite 200, North Springfield, VT 05150 (813) 623-1233

Sage Telecommunications Corp. of Colorado, LLC	Colorado	20-3809734	1623	6700 Race Street, Denver, CO 80229 (303) 227-0986

Star Construction, LLC	Delaware	14-1856794	1623	6621 Asheville Highway, Knoxville, TN 37924 (865) 521-6795

TCS Communications, LLC	Delaware	14-1856793	1623	3171 Gulf Breeze Parkway, Gulf Breeze, FL 32563 (303) 377-3800

TelCom Construction, LLC	Minnesota	41-2007261	1623	2218 200th Street East, Clearwater, MN 55320 (320) 558-9485

Texstar Enterprises, LLC	Texas	74-2600464	1623	17090 Jordan Road, Selma, TX 78154 (210) 656-8775

Tjader & Highstrom Utility Services, LLC	Delaware	76-0654709	1623	P.O. Box 307 541 Industrial Boulevard, New Richmond, WI 54017 (715) 246-3440

Trawick Construction Company, LLC	Florida	59-0907078	1623	1555 South Boulevard, Chipley, FL 32428 (850) 638-0429

Triple-D Communications, LLC	Delaware	14-1856789	1623	3006 Park Central Avenue, Nicholasville, KY 40356 (859) 887-4683

UNTRA Express, LLC	Delaware	82-1077530	1623	300 Banyan Blvd., Suite 1101, West Palm Beach, FL 33401 561-627-7171

Name	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Primary Standard Industrial Classification Code	Address and Telephone Number of Principal Executive Offices

UtiliQuest, LLC	Georgia	58-2379970	1623	2575 Westside Parkway, Suite 100, Alpharetta, GA 30004 (678) 461-3900

Utility Technologies, LLC	Delaware	33-1053136	1623	18612 142nd Ave NE, Woodinville, WA 98072 (425) 205-2190

VCI Construction, LLC	Delaware	76-0589274	1623	1921 West 11th Street, Upland, CA 91786 (909) 949-1350

White Mountain Cable Construction, LLC	Delaware	14-1856798	1623	111 Greenmont Road, Rising Sun, MD 21911 (800) 233-7350

PROSPECTUS

DYCOM INDUSTRIES, INC. Common Stock Preferred Stock Senior Debt Securities Subordinated Debt Securities Guarantees Depositary Shares Warrants Securities Purchase Contracts Securities Purchase Units	DYCOM INVESTMENTS, INC. Senior Debt Securities Subordinated Debt Securities Guarantees

The common stock, preferred stock, senior and subordinated debt securities, depositary shares, warrants, securities purchase contracts and securities purchase units covered by this prospectus may be sold from time to time by Dycom Industries, Inc. Senior and subordinated debt securities sold by Dycom Industries, Inc. may be fully and unconditionally guaranteed by certain of its 100% owned subsidiaries (the “Guarantors”), which may include Dycom Investments, Inc. See “Description of Debt Securities of Dycom Industries, Inc. and Guarantees.” Senior and subordinated debt securities may also be sold from time to time by Dycom Investments, Inc. and may be fully and unconditionally guaranteed by Dycom Industries, Inc. and certain of the Guarantors. See “Description of Debt Securities of Dycom Investments, Inc. and Guarantees.” We may offer the securities independently or together in any combination, called “units,” for sale directly to purchasers or through underwriters, dealers or agents to be designated at a future date.

We will provide the specific terms and prices of these securities in supplements to this prospectus. The prospectus supplements may also add to, update or change information contained in this prospectus. This prospectus may not be used to offer or sell any securities unless accompanied by a prospectus supplement. You should read this prospectus and the applicable prospectus supplement carefully before you invest in the securities. Dycom Industries, Inc.’s common stock is listed on the New York Stock Exchange under the symbol “DY.”

We may sell securities to or through underwriters, dealers or agents. For additional information on the method of sale, you should refer to the section entitled “Plan of Distribution.” The names of any underwriters, dealers or agents involved in the sale of any securities and the specific manner in which they may be offered will be set forth in the prospectus supplement covering the sale of those securities.

Investing in our securities involves risks. You should carefully review the risks and uncertainties described under the heading “Risk Factors” starting on page 2 of this prospectus and contained in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus.

Neither the Securities and Exchange Commission (the “SEC”), any state securities commission nor any other regulatory authority has approved or disapproved the securities offered hereby, nor have any of the foregoing authorities passed upon or endorsed the merits of these securities or the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is March 5, 2026.

i

ABOUT THIS PROSPECTUS

The information contained in this prospectus is not complete and may be changed. We are not making an offer of any securities in any jurisdiction where the offer is not permitted. None of Dycom Industries, Inc., Dycom Investments, Inc. or any Guarantors has authorized anyone to provide you with any information or to make any representation other than as contained in this prospectus or that may be incorporated by reference into this prospectus. None of Dycom Industries, Inc., Dycom Investments, Inc. or any Guarantors take any responsibility for, or can provide any assurance as to the reliability of, any information others may give you. You should not assume that the information contained in this prospectus or any document that may be incorporated by reference into this prospectus is accurate as of any date other than the date on the front of this prospectus, or in the case of information that may be incorporated by reference into this prospectus, as of the date of such information, regardless of the time of delivery of this prospectus or any sale or issuance of a security.

We have filed with the Securities and Exchange Commission (the “SEC”) an automatic “shelf” registration statement on Form S-3 to register the securities offered under this prospectus. This prospectus is part of that registration statement and, as permitted by the SEC’s rules, does not contain all the information required to be set forth in the registration statement. Under this automatic shelf registration process, Dycom Investments, Inc. may sell or issue, in one or more offerings, senior debt securities or subordinated debt securities, in one or more series, which may be fully and unconditionally guaranteed by Dycom Industries, Inc. and certain of the Guarantors. In addition, Dycom Industries, Inc. may sell or issue, in one or more offerings, its:

•	common stock;

•	preferred stock;

•

senior debt securities or subordinated debt securities, in one or more series, which may be fully and unconditionally guaranteed by certain of the Guarantors, which may include Dycom Investments, Inc.;

•	depositary shares;

•	warrants;

•	securities purchase contracts; and

•	securities purchase units.

This prospectus provides you with a general description of the securities we may offer. Each time we sell or issue securities, we will provide a prospectus supplement or other offering material that will contain specific information about the terms of that specific offering of securities and the specific manner in which they may be offered. The prospectus supplement or other offering material may also add to, update or change any of the information contained in this prospectus. To the extent that any statement we make in a prospectus supplement or other offering material is inconsistent with statements made in this prospectus, the statements made in this prospectus will be deemed modified or superseded by those made in the prospectus supplement or other offering material. The prospectus supplement or other offering material may also contain information about any material federal income tax considerations relating to the securities described in the prospectus supplement. You should read both this prospectus and the applicable prospectus supplement or other offering material together with the additional information described under “Where You Can Find More Information.” This prospectus may not be used to consummate a sale of securities unless it is accompanied by a prospectus supplement.

This prospectus contains summaries of certain documents, but reference is made to the actual documents for complete information. All such summaries are qualified in their entirety by such reference. Copies of documents referred to herein will be made available to prospective investors upon request to us. See “Where You Can Find More Information.”

The registration statement that contains this prospectus (including the exhibits to the registration statement) contains additional information about us and the securities offered under this prospectus. That registration statement can be read on the SEC web site (www.sec.gov). See “Where You Can Find More Information.”

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and other reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC at http://www.sec.gov. In addition, you can inspect and copy our reports, proxy statements and other information at the offices of the New York Stock Exchange, Inc., 11 Wall Street, New York, New York 10005.

The SEC allows us to incorporate by reference into this prospectus the information we filed with it. This means that we can disclose important business, financial and other information to you by referring you to other documents separately filed with the SEC. All information incorporated by reference is part of this prospectus, and information that we file later with the SEC will automatically update and supersede the previously filed information.

We incorporate by reference the documents listed below:

1.

Our annual report on Form 10-K for the fiscal year ended January  25, 2025, including the portions of our Definitive Proxy Statement on Schedule 14A filed on April 11, 2025, that are required to be incorporated by reference therein;

2.	Our quarterly reports on Form 10-Q for the quarters ended April 26, 2025, July 26, 2025, and October 25, 2025;

3.

Our current reports on Form 8-K filed on February 18, 2025, May 27, 2025, June  17, 2025, October 7, 2025, November  10, 2025, November 19, 2025 (excluding Item 7.01 Regulation FD Disclosure and as amended and filed on November  21, 2025), December 19, 2025, December 23, 2025 (excluding Item 7.01 Regulation FD Disclosure) and January 27, 2026; and

4.

The description of our common stock contained in Exhibit 4.2 to our annual report on Form 10-K for the fiscal year ended January 25, 2025, and any amendments or reports filed with the SEC for the purpose of updating the description.

We also incorporate by reference all future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), on or after the date of this prospectus, until we complete our offerings of the securities registered under this registration statement. We are not incorporating any information included in a current report on Form 8-K that has been furnished (and not filed) with the SEC, unless such information is expressly incorporated herein by a reference in a furnished current report on Form 8-K or other furnished document.

Our filings with the SEC, including our annual report on Form 10-K, are available free of charge on our website as soon as reasonably practicable after they are filed with, or furnished to, the SEC. Our Internet website is located at www.dycomind.com. The contents of the website are not incorporated by reference into this prospectus. We will provide at no cost to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, a copy of any or all documents that are incorporated by reference into this prospectus, but not delivered with the prospectus, other than exhibits to the documents unless the exhibits are specifically incorporated by reference into the documents that this prospectus incorporates. You should direct requests to: Dycom Industries, Inc., 300 Banyan Blvd., Suite 1101, West Palm Beach, Florida 33401, Attention: Investor Relations, telephone number (561) 627-7171.

FORWARD-LOOKING STATEMENTS

We are making this statement pursuant to the safe harbor provisions for forward-looking statements described in the Private Securities Litigation Reform Act of 1995. This prospectus, prospectus supplements to this prospectus, and the documents incorporated by reference or deemed to be incorporated by reference contain or will contain “forward-looking statements,” which are statements relating to future events and our future financial performance, strategies, expectations, and the competitive environment. Words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “forecast,” “target,” “outlook,” “may,” “should,” “could,” and similar expressions, as well as statements written in the future tense, identify forward-looking statements.

You should not consider forward-looking statements as guarantees of future performance or results. When made, forward-looking statements are based on information known to management at such time and/or management’s good faith belief with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in our forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences include, but are not limited to:

•	projections of revenues, income or loss, or capital expenditures;

•	future economic conditions and trends in the industries we serve;

•	changes in government policies and laws affecting our business, including related to funding for infrastructure projects and tariff policies;

•	customer capital budgets and spending priorities;

•	our plans for future operations, growth and services, including contract backlog;

•	our plans for future acquisitions, dispositions, or financial needs;

•	expected benefits and synergies of businesses acquired and future opportunities for the combined businesses;

•	anticipated outcomes of contingent events, including litigation;

•	availability of capital;

•	restrictions imposed by our senior notes and credit agreement;

•	use of our cash flow to service our debt;

•	the effect of changes in tax law;

•	potential liabilities and other adverse effects arising from occupational health, safety, and other regulatory matters;

•	potential exposure to environmental liabilities;

•	determinations as to whether the carrying value of our assets is impaired;

•	assumptions relating to any of the foregoing;

•	the duration and severity of widespread pandemics and public health emergencies and its ultimate impact across our business;

•	the other risks and uncertainties outlined in our periodic filings with the SEC;

and other factors discussed under the heading “Risk Factors” in the documents incorporated by reference or deemed to be incorporated by reference and described in our filings with the SEC, including the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections included in our Annual Report on Form 10-K for the fiscal year ended January 25, 2025 and “Risk

Factors” in our Quarterly Reports on Form 10-Q for the quarters ended April 26, 2025, July 26, 2025 and October 25, 2025, each of which is incorporated by reference in this prospectus. Our forward-looking statements are expressly qualified in their entirety by this cautionary statement. Our forward-looking statements are only made as of the date of this prospectus, and we undertake no obligation to update or revise forward-looking statements to reflect events or circumstances arising after the date of those statements or to reflect the occurrence of anticipated or unanticipated events.

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PROSPECTUS SUMMARY

This summary highlights selected information regarding us included elsewhere or incorporated by reference in this prospectus. This summary is not complete and does not contain all of the information that may be important to you and that you should consider before investing in the securities. The following summary is not meant to be complete and is qualified by reference to other information contained elsewhere or incorporated by reference as exhibits into the registration statement of which this prospectus is a part. For a more complete understanding of this offering, you should carefully read this entire prospectus and the accompanying prospectus supplement, including the section entitled “Risk Factors” in the accompanying prospectus supplement and documents incorporated by reference before making an investment decision. Except as otherwise indicated, “Dycom,” “the Company,” “we,” “our,” and “us” refer to Dycom Industries, Inc. and its wholly-owned subsidiaries.

Dycom Industries, Inc.

We are a leading provider of specialty contracting services focused on the digital infrastructure, telecommunications and utilities industries throughout the United States. These services include program management; planning; engineering and design; aerial, underground, and wireless construction; maintenance; and fulfillment services for telecommunications providers. Additionally, we provide electrical contracting services for data centers and other vital industries, underground facility locating services for various utilities, as well as other construction and maintenance services for electric and gas utilities. We supply the labor, tools, and equipment necessary to provide these services to our customers.

We have established relationships with many leading telecommunications providers, including telephone companies, cable multiple system operators, wireless carriers, telecommunication equipment and infrastructure providers, leading general contractors specializing in data center construction, as well as electric and gas utilities.

We perform a significant amount of our services under master service agreements and other contracts that contain customer-specified service requirements. These agreements include discrete pricing for individual tasks. We generally possess multiple agreements with each of our significant customers. The specialty contracting services industry in which we operate is highly fragmented and includes a large number of participants. We compete with several large multinational corporations and numerous regional and privately owned companies. In addition, a portion of our customers directly perform many of the same services that we provide. Relatively few barriers to entry exist in the markets in which we operate. As a result, any organization that has adequate financial resources, access to technical expertise, and the necessary equipment may become a competitor and the degree to which an existing competitor participates in the markets that we operate may increase rapidly. The principal competitive factors for our services include geographic presence, quality of service, worker and general public safety, price, breadth of service offerings, and industry reputation. We believe that we compare favorably to our competitors when evaluated against these factors.

Dycom Investments, Inc.

Dycom Investments, Inc. is a 100% owned subsidiary of Dycom Industries, Inc. Dycom Investments, Inc. has no independent operations other than as a holding company. It was formed as a Delaware corporation in 2002.

Our and Dycom Investments, Inc.’s principal executive offices are located at 300 Banyan Blvd., Suite 1101, West Palm Beach, Florida 33401 and our telephone number is (561) 627-7171. Our website is located at www.dycomind.com. The information on or connected to this website is not part of this prospectus.

RISK FACTORS

Investing in our securities involves risks. Our business is influenced by many factors that are difficult to predict and beyond our control and that involve uncertainties that may materially affect our results of operations, financial condition or cash flows, or the value of these securities. These risks and uncertainties include those described in the risk factors and other sections of the documents that are incorporated by reference in this prospectus. Subsequent prospectus supplements may contain a discussion of additional risks applicable to an investment in us and the particular type of securities we are offering under the prospectus supplements. You should carefully consider all of the information contained in or incorporated by reference in this prospectus or in the applicable prospectus supplement before you invest in our securities.

USE OF PROCEEDS

Unless the applicable prospectus supplement indicates otherwise, we currently intend to use the net proceeds from any sale of the offered securities for working capital and general corporate purposes, which may include, among other things, repaying, redeeming or repurchasing debt, acquisitions, share repurchases and capital expenditures. Additional information on the use of net proceeds from any sale of the securities offered by this prospectus will be set forth in the prospectus supplement or other offering material relating to such offering.

DESCRIPTION OF DEBT SECURITIES OF DYCOM INDUSTRIES, INC. AND GUARANTEES

“We,” “our,” and “us” under this Description of Debt Securities and Guarantees refer to Dycom Industries, Inc. and “Guarantors” refers to certain of its subsidiaries, which may include Dycom Investments, Inc., which may guarantee the debt securities.

This section contains a description of the general terms and provisions of the debt securities of Dycom Industries, Inc. that may be offered by this prospectus and to which any prospectus supplement may relate. The particular terms of the debt securities offered will be described in the applicable prospectus supplement. The prospectus supplement relating to a series of debt securities being offered pursuant to this prospectus will be attached to this prospectus.

We may issue senior debt securities and subordinated debt securities. The debt securities are to be issued under an indenture (the “indenture”) to be entered into among us, the Guarantors, if applicable, and a trustee, the form of which is filed as an exhibit to the registration statement of which this prospectus forms a part. The indenture may be supplemented from time to time.

This prospectus briefly outlines some of the indenture provisions. The following summary of the material provisions of the indenture is qualified in its entirety by the provisions of the indenture, including definitions of certain terms used in the indenture. Wherever we refer to particular sections or defined terms of the indenture, those sections or defined terms are incorporated in this prospectus and the applicable prospectus supplement by reference. You should review the indenture that is filed as an exhibit to the registration statement for additional information.

In addition, the material specific financial, legal and other terms as well as federal income tax consequences particular to securities of each series will be described in the prospectus supplement relating to the securities of that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

General

The indenture provisions do not limit the amount of debt that we or any of our subsidiaries may issue under the indenture or otherwise, and we may issue the securities in one or more series with the same or various maturities, at par or a premium, or with original issue discount.

Unless otherwise specified in the prospectus supplement, our debt securities covered by this prospectus will be our direct unsecured obligations. Senior debt securities will rank equally with our other unsubordinated indebtedness. Subordinated debt securities will be subordinated in right of payment to the prior payment in full of all of our unsubordinated indebtedness. See “—Subordination” below. Any of our secured indebtedness will rank ahead of our unsecured debt securities to the extent of the assets securing such indebtedness.

We are a holding company that conducts substantially all of our operations through our subsidiaries and none of our subsidiaries is obligated to make funds available to us for payment on the debt securities. Accordingly, our ability to make payments on the debt securities is dependent on the earnings and the distribution or other payment of funds from our subsidiaries. The debt securities will be structurally subordinated in right of payment to all indebtedness and other liabilities and commitments (including trade payables and lease obligations) of our subsidiaries, including any debt securities issued by Dycom Investments, Inc., that do not guarantee such debt securities. Our right to receive assets of any of our subsidiaries upon the subsidiary’s liquidation or reorganization will be structurally subordinated to the claims of that subsidiary’s creditors, except to the extent that we are ourselves recognized as a creditor of the subsidiary, in which case our claims would still be subordinate in right of payment to any security in the assets of the subsidiary and any indebtedness of the subsidiary senior to that held by us. See “—Guarantees” below.

The prospectus supplement relating to any series of our debt securities being offered will include specific terms relating to the offering. These terms will include, among other terms, some or all of the following, as applicable:

•	the title and series of such debt securities;

•	the total principal amount of the series of debt securities and whether there shall be any limit upon the aggregate principal amount of such debt securities;

•	the date or dates, or the method or methods, if any, by which such date or dates will be determined, on which the principal of the debt securities will be payable;

•

the rate or rates at which such debt securities will bear interest, if any, which rate may be zero in the case of certain debt securities issued at an issue price representing a discount from the principal amount payable at maturity, or the method by which such rate or rates will be determined (including, if applicable, any remarketing option or similar method), and the date or dates from which such interest, if any, will accrue or the method by which such date or dates will be determined;

•	the date or dates on which interest, if any, on such debt securities will be payable and any regular record dates applicable to the date or dates on which interest will be so payable;

•

the place or places where the principal of or any premium or interest on such debt securities will be payable, where any of such debt securities that are issued in registered form may be surrendered for registration of or transfer or exchange, and where any such debt securities may be surrendered for conversion or exchange;

•

if such debt securities are to be redeemable at our option, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such debt securities may be redeemed, in whole or in part, at our option;

•

provisions specifying whether we will be obligated to redeem or purchase any of such debt securities pursuant to any sinking fund or analogous provision or at the option of any holder of such debt securities and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such debt securities will be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such debt securities so redeemed or purchased;

•

if other than denominations of $2,000 and any integral multiple of $1,000 in excess thereof, the denominations in which any debt securities to be issued in registered form will be issuable and, if other than a denomination of $5,000, the denominations in which any debt securities to be issued in bearer form will be issuable;

•

provisions specifying whether the debt securities will be convertible into other securities of ours and/or exchangeable for securities of other issuers and, if so, the terms and conditions upon which such debt securities will be so convertible or exchangeable;

•

if other than the principal amount, the portion of the principal amount (or the method by which such portion will be determined) of such debt securities that will be payable upon declaration of acceleration of the maturity thereof;

•	if other than U.S. dollars, the currency of payment, including composite currencies, of the principal of and any premium or interest on any of such debt securities;

•

provisions specifying whether the principal of and any premium or interest on such debt securities will be payable, at the election of us or a holder of debt securities, in a currency other than that in which such debt securities are stated to be payable and the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made;

•	any index, formula or other method used to determine the amount of payments of principal of, any premium or interest on such debt securities;

•	provisions specifying whether such debt securities are to be issued in the form of one or more global securities and, if so, the identity of the depositary for such global security or securities;

•

provisions specifying whether such debt securities are senior debt securities or subordinated debt securities and, if subordinated debt securities, the specific subordination provisions applicable thereto;

•

in the case of subordinated debt securities, provisions specifying the relative degree, if any, to which such subordinated debt securities of the series will be senior to or be subordinated in right of payment to other series of subordinated debt securities or other indebtedness of ours, as the case may be, whether such other series of subordinated debt securities or other indebtedness is outstanding or not;

•	any deletions from, modifications of or additions to the events of default or covenants with respect to such debt securities;

•	terms specifying whether the provisions described below under “—Satisfaction and Discharge” and “—Legal Defeasance and Covenant Defeasance” will be applicable to such debt securities;

•	terms specifying whether any of such debt securities are to be issued upon the exercise of warrants, and the time, manner and place for such debt securities to be authenticated and delivered; and

•	any other terms of such debt securities and any other deletions from or modifications or additions to the applicable indenture in respect of such debt securities.

We will have the ability under the indenture to “reopen” a previously issued series of debt securities and issue additional debt securities of that series or establish additional terms of that series. We also are permitted to issue debt securities with the same terms as previously issued debt securities.

We may in the future issue debt securities other than the debt securities described in this prospectus. There is no requirement that any other debt securities that we issue be issued under the indenture described in this prospectus. Thus, any other debt securities that we may issue may be issued under other indentures or documentation containing provisions different from those included in the indenture or applicable to one or more issues of the debt securities described in this prospectus.

Guarantees

Each of the Guarantors will jointly and severally guarantee, on a senior basis, the due and punctual payment of all amounts payable under our senior debt securities, including principal, premium, if any, and interest. Each of the Guarantors will jointly and severally guarantee, on a basis subordinated to the prior payment in full of all senior indebtedness of each such Guarantor, the due and punctual payment of all amounts payable under our subordinated debt securities, including principal, premium, if any, and interest.

The obligations of each of the Guarantors under its guarantee will be limited as necessary to prevent that guarantee from constituting a fraudulent conveyance under applicable law. We cannot assure you that this limitation will protect the guarantees from fraudulent conveyance or fraudulent transfer challenges or, if it does, that the remaining amount due and collectible under the guarantees would suffice, if necessary, to pay the debt securities in full when due. In a Florida bankruptcy case, a similar provision was found to be unenforceable in a situation where the guarantors did not receive reasonably equivalent value in exchange for the guarantee, and, as a result, the subsidiary guarantees in that case were found to be fraudulent conveyances and unenforceable. We do not know if that case will be followed if there is litigation relating to the validity and/or enforceability of the guarantees under the indenture. However, if it is followed, the risk that the guarantees will be found to be unenforceable will be significantly increased if the Guarantors do not receive any benefit from the debt securities.

A Guarantor may not sell, assign, transfer, convey, lease or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving entity) another entity, other than us or another Guarantor, unless:

(1)	immediately after giving effect to that transaction, no default or event of default exists; and

(2)

the entity acquiring the property in any such sale, assignment, transfer, conveyance, lease or other disposition or the entity formed by or surviving any such consolidation or merger (if other than the Guarantor) assumes all the obligations of that Guarantor under the indenture and its guarantee pursuant to a supplemental indenture satisfactory to the trustee.

The guarantee of a Guarantor will be automatically and unconditionally released:

(1)	in connection with certain sales or other dispositions of all or substantially all of the assets of the Guarantor;

(2)	in connection with certain sales or other dispositions of the capital stock of the Guarantor; or

(3)

upon legal defeasance, covenant defeasance or satisfaction and discharge of the debt securities as provided below under the captions “—Legal Defeasance and Covenant Defeasance” and “—Satisfaction and Discharge.”

Merger, Consolidation or Sale of Assets

(a)

We will not, directly or indirectly: (1) consolidate or merge with or into another entity (whether or not we are the surviving corporation); (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of ours and our subsidiaries taken as a whole, in one or a series of related transactions, to another entity; or (3) permit any Guarantor (whether or not such Guarantor is the surviving entity) to enter into any such transactions or a series of related transactions under clause (1) or (2) above which, in the aggregate, would result in a sale, assignment, transfer, conveyance or other disposition of all or substantially all of the properties and assets of ours and the Guarantors taken as a whole, unless:

(1)

either: (a) we or such other Guarantor is the surviving corporation; or (b) the entity formed by or surviving any such consolidation or merger (if other than us or such Guarantor) or to which such sale, assignment, transfer, conveyance or other disposition has been made is organized or existing under the laws of the United States, any state of the United States or the District of Columbia; provided that in the case when such entity is not a corporation, a co-obligor of the debt securities is a corporation organized or existing under the laws of the United States, any state of the United States or the District of Columbia;

(2)

the entity formed by or surviving any such consolidation or merger (if other than us or other Guarantor) or the entity to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of ours or such Guarantor under the debt securities and the indenture pursuant to agreements reasonably satisfactory to the trustee; and

(3)	immediately after such transaction, no default or event of default exists.

(b)	This “Merger, Consolidation or Sale of Assets” covenant will not apply to:

(A)	our merger with an affiliate solely for the purpose of reincorporating us in another jurisdiction; or

(B)	any consolidation or merger or any sale, assignment, transfer, conveyance or other disposition of assets between or among us and our subsidiaries.

(c)

A supplemental indenture or the form of security for a particular series of debt securities may include additional conditions or changes to the “Merger, Consolidation or Sale of Assets” covenant described above. The “Merger, Consolidation or Sale of Assets” covenant applicable to a particular series of debt securities will be discussed in the prospectus supplement relating to such series.

Additional Covenants

Any additional covenants applicable to a particular series of our debt securities will be discussed in the prospectus supplement relating to such series and will be included in a supplemental indenture or the form of security for such series.

Events of Default and Remedies

An “event of default” means any one of the following events that occurs with respect to a series of our debt securities issued under the indenture:

•	failure to pay interest on any debt security of such series for 30 days after payment was due;

•	failure to make the principal or any premium payment (whether at maturity, upon redemption or otherwise) on any debt security of such series when due;

•	failure to make any sinking fund payment or analogous obligation when due in respect of any debt securities of such series;

•

failure by us or any of the Guarantors to comply with any other agreements in the indenture and this failure continues for 60 days after we receive written notice of it by the trustee or the holders of at least 25% in aggregate principal amount of the debt securities of a particular series voting as a single class (other than any failure to perform in respect of an agreement included in the indenture solely for the benefit of another series of debt securities);

•

any default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by us or any of the Guarantors (or the payment of which is guaranteed by us or any of the Guarantors), if that default: (a) is caused by a failure to make any payment on such indebtedness when due at final maturity of such indebtedness (a “payment default”); or (b) results in the acceleration of such indebtedness prior to its express maturity, and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness under which there has been a payment default or the maturity of which has been so accelerated, aggregates $50.0 million or more;

•

failure by us to pay final judgments entered by a court or courts of competent jurisdiction (to the extent any such judgments are not paid or covered by insurance provided by a reputable carrier) aggregating in excess of $50.0 million, which judgments are not paid, discharged or stayed for a period of 60 days;

•

except as permitted in the indenture, any guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect or any Guarantor denies or disaffirms its obligations under its guarantee, except to the extent contemplated by the indenture and any such guarantee; and

•	certain events of bankruptcy or insolvency with respect to us or certain of our significant subsidiaries.

A supplemental indenture or the form of security for a particular series of debt securities may include additional events of default or changes to the events of default described above. The events of default applicable to a particular series of debt securities will be discussed in the prospectus supplement relating to such series. Other than as specified above, a default under our other indebtedness will not be a default under the indenture for the debt securities covered by this prospectus, and a default under one series of debt securities will not necessarily be a default under another series.

In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to us or certain of our significant subsidiaries, all outstanding debt securities will become due and payable immediately without further action or notice. If any other event of default with respect to outstanding debt securities of any series occurs and is continuing, then the trustee or the holders of at least 25% in principal amount of outstanding debt securities of that series then outstanding may declare all debt securities of that series to be due and payable immediately by notice in writing to us specifying the event of default.

The holders of a majority in aggregate principal amount of the then outstanding debt securities of a particular series by notice to the trustee may, on behalf of the holders of all of the debt securities of such particular series, rescind an acceleration or waive any existing default or event of default and its consequences under the indenture except a continuing default or event of default in the payment of principal, interest, premium, if any, or any sinking fund payment, if applicable, on any series of debt securities or a covenant or provision that cannot be modified or amended without the consent of each holder of outstanding securities of that series.

We refer you to the prospectus supplement relating to any series of debt securities that are discount securities for the particular provisions relating to acceleration of a portion of the principal amount of the discount securities upon the occurrence of an event of default.

Holders of the debt securities may not enforce the indenture or the debt securities except as provided in the applicable indenture. Subject to certain limitations, holders of a majority in aggregate principal amount of the then outstanding debt securities of a particular series may direct the trustee in its exercise of any trust or power. The trustee may withhold from holders of the debt securities notice of any default if it determines that withholding notices is in their interest, except for defaults relating to the payment of principal, interest, premium, if any, or any sinking fund payment, if applicable, on any series of debt securities.

Subject to the provisions of the indenture relating to the duties of the trustee, in case an event of default occurs and is continuing, the trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any holders of the debt securities of a particular series unless such holders have offered to the trustee reasonable indemnity or security against any loss, liability or expense. Except to enforce the right to receive payment of principal, interest, premium, if any, or any sinking fund payment, if applicable, on any series of debt securities when due, no holder of the debt securities may pursue any remedy with respect to the indenture or the debt securities unless:

•	such holder has previously given the trustee notice that an event of default is continuing;

•	holders of at least 25% in aggregate principal amount of the then outstanding debt securities of a particular series have requested the trustee to pursue the remedy;

•	such holders have offered the trustee reasonable security or indemnity against any loss, liability or expense;

•	the trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity; and

•

holders of a majority in aggregate principal amount of the then outstanding debt securities of such series have not given the trustee a direction inconsistent with such request within such 60-day period.

We are required to deliver to the trustee annually a statement regarding compliance with the indenture. Within five business days of becoming aware of any default or event of default, we are required to deliver to the trustee a statement specifying such default or event of default.

Modification of Indenture

Except as provided in the next three succeeding paragraphs and as described in the prospectus supplement relating to a series of debt securities, the indenture, our debt securities and the guarantees may be amended or modified with the consent of the holders of at least a majority in aggregate principal amount of all outstanding debt securities which are affected by such amendment or modification, and any existing default or event of default or compliance with any provision of the indenture, the debt securities or the guarantees may be waived with the consent of the holders of a majority in aggregate principal amount of the then outstanding debt securities of a particular series.

Without the consent of each holder of debt securities affected, an amendment, modification or waiver may not (with respect to any affected debt securities held by a non-consenting holder):

(1)	reduce the principal amount of debt securities whose holders must consent to an amendment, modification or waiver;

(2)	reduce the principal of or change the fixed maturity of any debt securities or alter the provisions with respect to the redemption of any debt securities;

(3)	reduce the rate of or change the time for payment of interest on any debt securities;

(4)

waive a default or event of default in the payment of principal of, or interest or premium, if any, on any debt securities (except a rescission of acceleration of the debt securities by the holders of at least a majority in aggregate principal amount of the then outstanding debt securities of a particular series and a waiver of the payment default that resulted from such acceleration);

(5)	make any debt security payable in money other than that stated in such debt securities;

(6)	impair the right to institute suit for the enforcement of any payment on or with respect to any debt securities or the related guarantees;

(7)	waive a redemption payment with respect to any debt securities;

(8)	release any Guarantor from any of its obligations under its guarantee or the indenture, except in accordance with the terms of the indenture; or

(9)	make any change in the preceding amendment and waiver provisions.

In addition, any amendment or modification to, or waiver of, the provisions of the indenture relating to subordination of the debt securities and the guarantees that adversely affects the rights of the holders of the debt securities will require the consent of the holders of at least 75% in aggregate principal amount of affected debt securities then outstanding.

Notwithstanding the preceding, without the consent of any holder of debt securities, we, the Guarantors and the trustee may amend or modify the indenture, the debt securities or the guarantees:

(1)	to cure any ambiguity, defect or inconsistency;

(2)	to provide for uncertificated debt securities in addition to or in place of certificated debt securities;

(3)

to make any change that would provide any additional rights or benefits to the holders of debt securities or that does not materially adversely affect the legal rights under the indenture of any such holder;

(4)	to comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”);

(5)

to conform the text of the indenture, the guarantees or the debt securities to any provision of this prospectus or to the prospectus supplement relating to the debt securities of any series to the extent that such provision in the prospectus or the prospectus supplement was intended to be a verbatim recitation of a provision of the indenture, the guarantees or the debt securities;

(6)	to release a Guarantor from its obligations under its guarantee or the indenture in accordance with the applicable provisions of the indenture;

(7)	to secure any debt securities and/or any guarantees;

(8)	to evidence and provide for the acceptance of appointment by a successor trustee; or

(9)	to allow any Guarantor to execute a supplemental indenture and/or a guarantee with respect to the debt securities.

In computing whether the holders of the requisite principal amount of outstanding debt securities have taken action under an indenture or supplemental indenture:

•

for an original issue discount security, we will use the amount of the principal that would be due and payable as of that date, as if the maturity of the debt had been accelerated due to a default; and

•

for a debt security denominated in a foreign currency or currencies, we will use the U.S. dollar equivalent of the outstanding principal amount as of that date, using the exchange rate in effect on the date of original issuance of the debt security.

Subordination

The extent to which a particular series of our subordinated debt securities may be subordinated to our unsubordinated indebtedness will be set forth in the prospectus supplement for any such series and any indenture may be modified by a supplemental indenture to reflect such subordination provisions.

Payment and Transfer

Unless otherwise specified in the related prospectus supplement, we will pay principal, interest and any premium on fully registered securities at the place or places designated by us for such purposes. We will make payment to the persons in whose names the debt securities are registered at the close of business on the day or days specified by us. Any other payments will be made as set forth in the applicable prospectus supplement.

All paying agents initially designated by us with respect to payments on the debt securities will be named in the related prospectus supplement. We may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which any paying agent acts, except that we will be required to maintain a paying agent in each place where the principal of and any premium or interest on any debt securities are payable.

Unless otherwise provided in the related prospectus supplement, holders may transfer or exchange debt securities at the corporate trust office of the trustee or at any other office or agency maintained by us for such purposes. We will not charge a service fee for any transfer or exchange of certificated securities, but we may require payment of a sum sufficient to cover any stamp tax or other governmental charge and any other reasonable expenses (including fees and expenses of the trustee) that we are required to pay in connection with a transfer or exchange.

You may effect the transfer of certificated securities and the right to receive the principal, premium and interest on certificated securities only by surrendering the certificate representing those certificated securities and either reissuance by us or the trustee of the certificate to the new holder or the issuance by us or the trustee of a new certificate to the new holder.

We are not required to:

•

register the transfer of or exchange securities of any series during a period beginning at the opening of business 15 days before the day we transmit a notice of redemption of securities of the series selected for redemption and ending at the close of business on the day of the transmission; or

•	register the transfer of or exchange any security so selected for redemption in whole or in part, except the unredeemed portion of any security being redeemed in part.

All transfer agents initially designated by us will be named in the related prospectus supplement. We may at any time rescind the designation of any transfer agent or approve a change in the office through which any transfer agent acts, except that we will be required to maintain a transfer agent in each place where the principal of and any premium or interest on any debt securities are payable.

We have initially appointed the trustee as security registrar, transfer agent and paying agent for the debt securities.

Global Securities

We may issue the global securities in either registered or bearer form, in either temporary or permanent form. Where any debt securities of any series are issued in bearer form, the restrictions and considerations applicable to such debt securities and with respect to the payment, transfer and exchange of such debt securities will be described in the related prospectus supplement. Debt securities that are represented in whole or in part by one or more global securities will be registered in the name of a depositary or its nominee identified in the applicable prospectus supplement, and such global securities will be deposited with, or on behalf of, the depositary. The applicable prospectus supplement will describe the specific terms of the depositary arrangement with respect to the applicable securities of that series. We anticipate that the following provisions will apply to all depositary arrangements.

Once a global security is issued, the depositary will credit on its book-entry system the respective principal amounts of the individual securities represented by that global security to the accounts of institutions that have accounts with the depositary. These institutions are known as participants. The underwriters for the securities will designate the accounts to be credited. However, if we have offered or sold the securities either directly or through agents, we or the agents will designate the appropriate accounts to be credited.

Ownership of beneficial interest in a global security will be limited to participants or persons that may hold beneficial interests through participants. Ownership of beneficial interest in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the depositary’s participants or persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of securities. Such limits and such laws may limit the market for beneficial interests in a global security.

So long as the depositary for a global security, or its nominee, is the registered owner of a global security, the depositary or nominee will be considered the sole owner or holder of the securities represented by the global security for all purposes under the indenture. Except as provided in the applicable prospectus supplement, owners of beneficial interests in a global security:

•	will not be entitled to have securities represented by global securities registered in their names;

•	will not receive or be entitled to receive physical delivery of securities in definitive form; and

•	will not be considered owners or holders of these securities under the indenture.

Payments of principal, any premium and interest on the individual securities registered in the name of the depositary or its nominee will be made to the depositary or its nominee as the holder of that global security. Neither we nor the trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a global security, or for maintaining, supervising or reviewing any records relating to beneficial ownership interests, and each of us and the trustee may act or refrain from acting without liability on any information provided by the depositary.

We expect that the depositary, after receiving any payment of principal, any premium or interest in respect of a global security, will immediately credit the accounts of the participants with payment in amounts proportionate to their respective holdings in principal amount of beneficial interest in a global security as shown on the records of the depositary. We also expect that payments by participants to owners of beneficial interests in a global security will be governed by standing customer instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such participants.

Debt securities represented by a global security will be exchangeable for debt securities in definitive form of like tenor in authorized denominations only if the depositary notifies us that it is unwilling or unable to continue as the depositary and a successor depositary is not appointed by us within 90 days or we, in our discretion, determine not to require all of the debt securities of a series to be represented by a global security and notify the trustee of our decision.

Legal Defeasance and Covenant Defeasance

We may at any time, at the option of our board of directors evidenced by a resolution set forth in an officers’ certificate, elect to have all of our obligations discharged with respect to the outstanding debt securities of such series and all obligations of the Guarantors discharged with respect to their related guarantees (which we refer to in this prospectus as “legal defeasance”) except for:

•

the rights of holders of outstanding debt securities to receive payments in respect of the principal of, or interest or premium on such debt securities when such payments are due from the trust referred to below;

•

our obligations with respect to the debt securities concerning issuing temporary debt securities, registration of debt securities, mutilated, destroyed, lost or stolen debt securities and the maintenance of an office or agency for payment and money for security payments held in trust;

•	the rights, powers, trusts, duties and immunities of the trustee, and our and the Guarantors’ obligations in connection therewith; and

•	the legal defeasance and covenant defeasance (as defined below) provisions of the indenture.

In addition, we may, at our option and at any time, elect to have our and the Guarantors’ obligations released with respect to certain restrictive covenants of debt securities of such series and all obligations of the Guarantors with respect to the guarantees discharged (which we refer to in this prospectus as “covenant defeasance”), and thereafter any failure to comply with those covenants and obligations will not constitute a default or event of default with respect to the debt securities of such series or the related guarantees. In the event covenant defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, rehabilitation and insolvency events) described under “—Events of Default and Remedies” will no longer constitute an event of default with respect to the debt securities of such series and the related guarantees.

In order to exercise either legal defeasance or covenant defeasance:

•

we must irrevocably deposit with the trustee, in trust, for the benefit of the holders of the debt securities of the series, cash in U.S. dollars or in the foreign currency in which such debt securities are payable at stated maturity, non-callable government securities, or a combination of both, in amounts sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to pay the principal of, or interest and premium, if any, on the outstanding debt securities on the stated date for payment thereof and we must specify whether the debt securities are being defeased to such stated date for payment or to a particular redemption date, if applicable;

•

in the case of legal defeasance, we must deliver to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that (a) we have received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of the indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel will confirm that, the holders of the outstanding debt securities will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

•

in the case of covenant defeasance, we must deliver to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that the holders of the outstanding debt securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

•

no default or event of default with respect to the debt securities to be defeased has occurred and is continuing on the date of such deposit (other than a default or event of default resulting from the borrowing of funds to be applied to such deposit);

•

such legal defeasance or covenant defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than the indenture) to which we or any of our subsidiaries are a party or by which we or any of our subsidiaries are bound;

•

we must deliver to the trustee an officers’ certificate stating that the deposit was not made by us with the intent of preferring the holders of debt securities over the other creditors of ours with the intent of defeating, hindering, delaying or defrauding creditors of ours or others; and

•

we must deliver to the trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent relating to the legal defeasance or the covenant defeasance have been complied with.

Satisfaction and Discharge

We may discharge certain obligations to the holders of any debt securities of any series that have not already been delivered to the trustee for cancellation and that either have become due and payable or will become due and payable within one year (or scheduled for redemption within one year) if we deposit with the trustee, in trust, funds in the currency in which such debt securities are payable in an amount sufficient to pay the entire indebtedness on debt securities of such series with respect to principal and any premium and interest to the date of such deposit (if such debt securities have then become due and payable) or to the maturity date of such debt securities, as the case may be.

Concerning the Trustee

At all times, the trustee must be organized and doing business under the laws of the United States, any state thereof or the District of Columbia, and must comply with all applicable requirements under the Trust Indenture Act.

The trustee may resign at any time by giving us written notice or may be removed:

•	by act of the holders of a majority in principal amount of a series of outstanding debt securities; or

•

if it (i) fails to comply with the obligations imposed upon it under the Trust Indenture Act; (ii) is not organized and doing business under the laws of the United States, any state thereof or the District of Columbia; (iii) becomes incapable of acting as trustee; or (iv) or a court takes certain actions relating to bankruptcy, insolvency or reorganization.

If the trustee resigns, is removed or becomes incapable of acting, or if a vacancy occurs in the office of the trustee for any cause, we, by or pursuant to a board resolution, will promptly appoint a successor trustee or trustees with respect to the debt securities of such series. We will give written notice to holders of the relevant series of debt securities, of each resignation and each removal of the trustee with respect to the debt securities of such series and each appointment of a successor trustee. Upon the appointment of any successor trustee, we, the retiring trustee and such successor trustee, will execute and deliver a supplemental indenture in which each successor trustee will accept such appointment and which will contain such provisions as necessary or desirable to transfer to such successor trustee all the rights, powers, trusts and duties of the retiring trustee with respect to the relevant series of debt securities.

If the trustee becomes a creditor of us or any Guarantor, the indenture limits the right of the trustee to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign.

The holders of a majority in aggregate principal amount of the then outstanding debt securities will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The indenture provides that in case an event of default occurs and is continuing, the trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs. Subject to such provisions, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of the debt securities, unless such holder has offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.

New York Law to Govern

The indenture will be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in that state.

DESCRIPTION OF DEBT SECURITIES OF DYCOM INVESTMENTS, INC. AND GUARANTEES

“We,” “our,” and “us” under this Description of Debt Securities and Guarantees refer to Dycom Investments, Inc. and “Guarantors” refers to Dycom Industries, Inc. and certain of its subsidiaries which may guarantee the debt securities.

This section contains a description of the general terms and provisions of the debt securities of Dycom Investments, Inc. that may be offered by this prospectus and to which any prospectus supplement may relate. The particular terms of the debt securities offered will be described in the applicable prospectus supplement. The prospectus supplement relating to a series of debt securities being offered pursuant to this prospectus will be attached to this prospectus.

We may issue senior debt securities and subordinated debt securities. The debt securities are to be issued under an indenture (the “indenture”) to be entered into among us, the Guarantors, if applicable, and a trustee, the form of which is filed as an exhibit to the registration statement of which this prospectus forms a part. The indenture may be supplemented from time to time.

This prospectus briefly outlines some of the indenture provisions. The following summary of the material provisions of the indenture is qualified in its entirety by the provisions of the indenture, including definitions of certain terms used in the indenture. Wherever we refer to particular sections or defined terms of the indenture, those sections or defined terms are incorporated in this prospectus and the applicable prospectus supplement by reference. You should review the indenture that is filed as an exhibit to the registration statement for additional information.

In addition, the material specific financial, legal and other terms as well as federal income tax consequences particular to securities of each series will be described in the prospectus supplement relating to the securities of that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

General

The indenture provisions do not limit the amount of debt that we, Dycom Industries, Inc. or any of its subsidiaries may issue under the indenture or otherwise, and we may issue the securities in one or more series with the same or various maturities, at par or a premium, or with original issue discount.

Unless otherwise specified in the prospectus supplement, our debt securities covered by this prospectus will be our direct unsecured obligations. Senior debt securities will rank equally with our other unsubordinated indebtedness. Subordinated debt securities will be subordinated in right of payment to the prior payment in full of all of our unsubordinated indebtedness. See “—Subordination” below. Any of our secured indebtedness will rank ahead of our unsecured debt securities to the extent of the assets securing such indebtedness.

We are a wholly-owned subsidiary of Dycom Industries, Inc. All other subsidiaries of Dycom Industries, Inc. are our direct subsidiaries. We have no assets or operations other than our ownership interests in other subsidiaries of Dycom Industries, Inc. Dycom Industries, Inc. is a holding company that conducts substantially all of its operations through its subsidiaries and none of its subsidiaries is obligated to make funds available to us for payment on the debt securities. Accordingly, our ability to make payments on the debt securities is dependent on the earnings and the distribution or other payment of funds from Dycom Industries, Inc.’s other subsidiaries. The debt securities will be structurally subordinated in right of payment to all indebtedness and other liabilities and commitments (including trade payables and lease obligations) of Dycom Industries, Inc.’s other subsidiaries, that do not guarantee such debt securities. Any right of Dycom Industries, Inc. to receive assets of any of its subsidiaries upon the subsidiary’s liquidation or reorganization will be structurally subordinated to the claims of that subsidiary’s creditors, except to the extent that Dycom Industries, Inc. is itself recognized as a creditor of the subsidiary, in which case the claims of Dycom Industries, Inc. would still be subordinate in right of payment to any security in the assets of the subsidiary and any indebtedness of the subsidiary senior to that held by Dycom Industries, Inc. See “—Guarantees” below.

The prospectus supplement relating to any series of our debt securities being offered will include specific terms relating to the offering. These terms will include, among other terms, some or all of the following, as applicable:

•	the title and series of such debt securities;

•	the total principal amount of the series of debt securities and whether there shall be any limit upon the aggregate principal amount of such debt securities;

•	the date or dates, or the method or methods, if any, by which such date or dates will be determined, on which the principal of the debt securities will be payable;

•

the rate or rates at which such debt securities will bear interest, if any, which rate may be zero in the case of certain debt securities issued at an issue price representing a discount from the principal amount payable at maturity, or the method by which such rate or rates will be determined (including, if applicable, any remarketing option or similar method), and the date or dates from which such interest, if any, will accrue or the method by which such date or dates will be determined;

•	the date or dates on which interest, if any, on such debt securities will be payable and any regular record dates applicable to the date or dates on which interest will be so payable;

•

the place or places where the principal of or any premium or interest on such debt securities will be payable, where any of such debt securities that are issued in registered form may be surrendered for registration of or transfer or exchange, and where any such debt securities may be surrendered for conversion or exchange;

•

if such debt securities are to be redeemable at our option, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such debt securities may be redeemed, in whole or in part, at our option;

•

provisions specifying whether we will be obligated to redeem or purchase any of such debt securities pursuant to any sinking fund or analogous provision or at the option of any holder of such debt securities and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such debt securities will be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such debt securities so redeemed or purchased;

•

if other than denominations of $2,000 and any integral multiple of $1,000 in excess thereof, the denominations in which any debt securities to be issued in registered form will be issuable and, if other than a denomination of $5,000, the denominations in which any debt securities to be issued in bearer form will be issuable;

•

provisions specifying whether the debt securities will be convertible into other securities of ours and/or exchangeable for securities of other issuers and, if so, the terms and conditions upon which such debt securities will be so convertible or exchangeable;

•

if other than the principal amount, the portion of the principal amount (or the method by which such portion will be determined) of such debt securities that will be payable upon declaration of acceleration of the maturity thereof;

•	if other than U.S. dollars, the currency of payment, including composite currencies, of the principal of and any premium or interest on any of such debt securities;

•

provisions specifying whether the principal of and any premium or interest on such debt securities will be payable, at the election of us or a holder of debt securities, in a currency other than that in which such debt securities are stated to be payable and the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made;

•	any index, formula or other method used to determine the amount of payments of principal of, any premium or interest on such debt securities;

•	provisions specifying whether such debt securities are to be issued in the form of one or more global securities and, if so, the identity of the depositary for such global security or securities;

•

provisions specifying whether such debt securities are senior debt securities or subordinated debt securities and, if subordinated debt securities, the specific subordination provisions applicable thereto;

•

in the case of subordinated debt securities, provisions specifying the relative degree, if any, to which such subordinated debt securities of the series will be senior to or be subordinated in right of payment to other series of subordinated debt securities or other indebtedness of ours, as the case may be, whether such other series of subordinated debt securities or other indebtedness is outstanding or not;

•	any deletions from, modifications of or additions to the events of default or covenants with respect to such debt securities;

•	terms specifying whether the provisions described below under “—Satisfaction and Discharge” and “—Legal Defeasance and Covenant Defeasance” will be applicable to such debt securities;

•	terms specifying whether any of such debt securities are to be issued upon the exercise of warrants, and the time, manner and place for such debt securities to be authenticated and delivered; and

•	any other terms of such debt securities and any other deletions from or modifications or additions to the applicable indenture in respect of such debt securities.

We will have the ability under the indenture to “reopen” a previously issued series of debt securities and issue additional debt securities of that series or establish additional terms of that series. We also are permitted to issue debt securities with the same terms as previously issued debt securities.

We may in the future issue debt securities other than the debt securities described in this prospectus. There is no requirement that any other debt securities that we issue be issued under the indenture described in this prospectus. Thus, any other debt securities that we may issue may be issued under other indentures or documentation containing provisions different from those included in the indenture or applicable to one or more issues of the debt securities described in this prospectus.

Guarantees

Each of the Guarantors will jointly and severally guarantee, on a senior basis, the due and punctual payment of all amounts payable under our senior debt securities, including principal, premium, if any, and interest. Each of the Guarantors will jointly and severally guarantee, on a basis subordinated to the prior payment in full of all senior indebtedness of each such Guarantor, the due and punctual payment of all amounts payable under our subordinated debt securities, including principal, premium, if any, and interest.

The obligations of each of the Guarantors under its guarantee will be limited as necessary to prevent that guarantee from constituting a fraudulent conveyance under applicable law. We cannot assure you that this limitation will protect the guarantees from fraudulent conveyance or fraudulent transfer challenges or, if it does, that the remaining amount due and collectible under the guarantees would suffice, if necessary, to pay the debt securities in full when due. In a Florida bankruptcy case, a similar provision was found to be unenforceable in a situation where the guarantors did not receive reasonably equivalent value in exchange for the guarantee, and, as a result, the subsidiary guarantees in that case were found to be fraudulent conveyances and unenforceable. We do not know if that case will be followed if there is litigation relating to the validity and/or enforceability of the guarantees under the indenture. However, if it is followed, the risk that the guarantees will be found to be unenforceable will be significantly increased if the Guarantors do not receive any benefit from the debt securities.

A Guarantor may not sell, assign, transfer, convey, lease or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving entity) another entity, other than us or another Guarantor, unless:

(1)	immediately after giving effect to that transaction, no default or event of default exists; and

(2)

the entity acquiring the property in any such sale, assignment, transfer, conveyance, lease or other disposition or the entity formed by or surviving any such consolidation or merger (if other than the Guarantor) assumes all the obligations of that Guarantor under the indenture and its guarantee pursuant to a supplemental indenture satisfactory to the trustee.

The guarantee of a Guarantor will be automatically and unconditionally released:

(1)	in connection with certain sales or other dispositions of all or substantially all of the assets of the Guarantor (other than Dycom Industries, Inc.);

(2)	in connection with certain sales or other dispositions of the capital stock of the Guarantor (other than Dycom Industries, Inc.); or

(3)

upon legal defeasance, covenant defeasance or satisfaction and discharge of the debt securities as provided below under the captions “—Legal Defeasance and Covenant Defeasance” and “—Satisfaction and Discharge.”

Merger, Consolidation or Sale of Assets

(a)

Dycom Industries, Inc. will not, directly or indirectly: (1) consolidate or merge with or into another entity (whether or not Dycom Industries, Inc. is the surviving corporation); (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of Dycom Industries, Inc. and its subsidiaries taken as a whole, in one or a series of related transactions, to another entity; or (3) permit any of the other Guarantors (whether or not such Guarantor is the surviving entity) to enter into any such transactions or a series of related transactions under clause (1) or (2) above which, in the aggregate, would result in a sale, assignment, transfer, conveyance or other disposition of all or substantially all of the properties and assets of Dycom Industries, Inc. and the other Guarantors taken as a whole, unless:

(1)

either: (a) Dycom Industries, Inc. or such other Guarantor is the surviving corporation; or (b) the entity formed by or surviving any such consolidation or merger (if other than Dycom Industries, Inc. or such other Guarantor) or to which such sale, assignment, transfer, conveyance or other disposition has been made is organized or existing under the laws of the United States, any state of the United States or the District of Columbia;

(2)

the entity formed by or surviving any such consolidation or merger (if other than Dycom Industries, Inc. or such other Guarantor) or the entity to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of Dycom Industries, Inc. or such other Guarantor under the debt securities and the indenture pursuant to agreements reasonably satisfactory to the trustee; and

(3)	immediately after such transaction, no default or event of default exists.

(b)

We will not, directly or indirectly: (1) consolidate or merge with or into another entity (whether or not we are the surviving corporation); or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of our properties or assets in one or a series of related transactions, to another entity, unless:

(1)

either: (a) we are the surviving corporation; or (b) the entity formed by or surviving any such consolidation or merger (if other than us) or to which such sale, assignment, transfer, conveyance or other disposition has been made is organized or existing under the laws of the United States, any state of the United States or the District of Columbia; provided that in the case when such entity is not a corporation, a co-obligor of the debt securities is a corporation organized or existing under the laws of the United States, any state of the United States or the District of Columbia;

(2)

the entity formed by or surviving any such consolidation or merger (if other than us) or the entity to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all our obligations under the debt securities and the indenture pursuant to agreements reasonably satisfactory to the trustee; and

(3)	immediately after such transaction, no default or event of default exists.

(c)	This “Merger, Consolidation or Sale of Assets” covenant will not apply to:

(1)	a merger of Dycom Industries, Inc. or us with an affiliate solely for the purpose of reincorporating Dycom Industries, Inc. or us in another jurisdiction; or

(2)	any consolidation or merger or any sale, assignment, transfer, conveyance or other disposition of assets between or among Dycom Industries, Inc. or us and Dycom Industries, Inc.’s subsidiaries.

(d)

A supplemental indenture or the form of security for a particular series of debt securities may include additional conditions or changes to the “Merger, Consolidation or Sale of Assets” covenant described above. The “Merger, Consolidation or Sale of Assets” covenant applicable to a particular series of debt securities will be discussed in the prospectus supplement relating to such series.

Additional Covenants

Any additional covenants applicable to a particular series of our debt securities will be discussed in the prospectus supplement relating to such series and will be included in a supplemental indenture or the form of security for such series.

Events of Default and Remedies

An “event of default” means any one of the following events that occurs with respect to a series of our debt securities issued under the indenture:

•	failure to pay interest on any debt security of such series for 30 days after payment was due;

•	failure to make the principal or any premium payment (whether at maturity, upon redemption or otherwise) on any debt security of such series when due;

•	failure to make any sinking fund payment or analogous obligation when due in respect of any debt securities of such series;

•

failure by us, Dycom Industries, Inc. or any of the other Guarantors to comply with any other agreements in the indenture and this failure continues for 60 days after Dycom Industries, Inc. receives written notice of it by the trustee or the holders of at least 25% in aggregate principal amount of the debt securities of a particular series voting as a single class (other than any failure to perform in respect of an agreement included in the indenture solely for the benefit of another series of debt securities);

•

any default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by us, Dycom Industries, Inc. or any of the other Guarantors (or the payment of which is guaranteed by us, Dycom Industries, Inc. or any of the other Guarantors), if that default: (a) is caused by a failure to make any payment on such indebtedness when due at final maturity of such indebtedness (a “payment default”); or (b) results in the acceleration of such indebtedness prior to its express maturity, and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness under which there has been a payment default or the maturity of which has been so accelerated, aggregates $50.0 million or more;

•

failure by us or Dycom Industries Inc. to pay final judgments entered by a court or courts of competent jurisdiction (to the extent any such judgments are not paid or covered by insurance provided by a reputable carrier) aggregating in excess of $50.0 million, which judgments are not paid, discharged or stayed for a period of 60 days;

•

except as permitted in the indenture, any guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect or any Guarantor denies or disaffirms its obligations under its guarantee, except to the extent contemplated by the indenture and any such guarantee; and

•	certain events of bankruptcy or insolvency with respect to us, Dycom Industries, Inc. or certain of its significant subsidiaries.

A supplemental indenture or the form of security for a particular series of debt securities may include additional events of default or changes to the events of default described above. The events of default applicable to a particular series of debt securities will be discussed in the prospectus supplement relating to such series. Other than as specified above, a default under our other indebtedness will not be a default under the indenture for the debt securities covered by this prospectus, and a default under one series of debt securities will not necessarily be a default under another series.

In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to Dycom Industries, Inc. or certain of its significant subsidiaries, all outstanding debt securities will become due and payable immediately without further action or notice. If any other event of default with respect to outstanding debt securities of any series occurs and is continuing, then the trustee or the holders of at least 25% in principal amount of outstanding debt securities of that series then outstanding may declare all debt securities of that series to be due and payable immediately by notice in writing to us specifying the event of default.

The holders of a majority in aggregate principal amount of the then outstanding debt securities of a particular series by notice to the trustee may, on behalf of the holders of all of the debt securities of such particular series, rescind an acceleration or waive any existing default or event of default and its consequences under the indenture except a continuing default or event of default in the payment of principal, interest, premium, if any, or any sinking fund payment, if applicable, on any series of debt securities or a covenant or provision that cannot be modified or amended without the consent of each holder of outstanding securities of that series.

We refer you to the prospectus supplement relating to any series of debt securities that are discount securities for the particular provisions relating to acceleration of a portion of the principal amount of the discount securities upon the occurrence of an event of default.

Holders of the debt securities may not enforce the indenture or the debt securities except as provided in the applicable indenture. Subject to certain limitations, holders of a majority in aggregate principal amount of the then outstanding debt securities of a particular series may direct the trustee in its exercise of any trust or power. The trustee may withhold from holders of the debt securities notice of any default if it determines that withholding notices is in their interest, except for defaults relating to the payment of principal, interest, premium, if any, or any sinking fund payment, if applicable, on any series of debt securities.

Subject to the provisions of the indenture relating to the duties of the trustee, in case an event of default occurs and is continuing, the trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any holders of the debt securities of a particular series unless such holders have offered to the trustee reasonable indemnity or security against any loss, liability or expense. Except to enforce the right to receive payment of principal, interest, premium, if any, or any sinking fund payment, if applicable, on any series of debt securities when due, no holder of the debt securities may pursue any remedy with respect to the indenture or the debt securities unless:

•	such holder has previously given the trustee notice that an event of default is continuing;

•	holders of at least 25% in aggregate principal amount of the then outstanding debt securities of a particular series have requested the trustee to pursue the remedy;

•	such holders have offered the trustee reasonable security or indemnity against any loss, liability or expense;

•	the trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity; and

•

holders of a majority in aggregate principal amount of the then outstanding debt securities of such series have not given the trustee a direction inconsistent with such request within such 60-day period.

We are required to deliver to the trustee annually a statement regarding compliance with the indenture. Within five business days of becoming aware of any default or event of default, we are required to deliver to the trustee a statement specifying such default or event of default.

Modification of Indenture

Except as provided in the next three succeeding paragraphs and as described in the prospectus supplement relating to a series of debt securities, the indenture, our debt securities and the guarantees may be amended or modified with the consent of the holders of at least a majority in aggregate principal amount of all outstanding debt securities which are affected by such amendment or modification, and any existing default or event of default or compliance with any provision of the indenture, the debt securities or the guarantees may be waived with the consent of the holders of a majority in aggregate principal amount of the then outstanding debt securities of a particular series.

Without the consent of each holder of debt securities affected, an amendment, modification or waiver may not (with respect to any affected debt securities held by a non-consenting holder):

(1)	reduce the principal amount of debt securities whose holders must consent to an amendment, modification or waiver;

(2)	reduce the principal of or change the fixed maturity of any debt securities or alter the provisions with respect to the redemption of any debt securities;

(3)	reduce the rate of or change the time for payment of interest on any debt securities;

(4)

waive a default or event of default in the payment of principal of, or interest or premium, if any, on any debt securities (except a rescission of acceleration of the debt securities by the holders of at least a majority in aggregate principal amount of the then outstanding debt securities of a particular series and a waiver of the payment default that resulted from such acceleration);

(5)	make any debt security payable in money other than that stated in such debt securities;

(6)	impair the right to institute suit for the enforcement of any payment on or with respect to any debt securities or the related guarantees;

(7)	waive a redemption payment with respect to any debt securities;

(8)	release any Guarantor from any of its obligations under its guarantee or the indenture, except in accordance with the terms of the indenture; or

(9)	make any change in the preceding amendment and waiver provisions.

In addition, any amendment or modification to, or waiver of, the provisions of the indenture relating to subordination of the debt securities and the guarantees that adversely affects the rights of the holders of the debt securities will require the consent of the holders of at least 75% in aggregate principal amount of affected debt securities then outstanding.

Notwithstanding the preceding, without the consent of any holder of debt securities, we, the Guarantors and the trustee may amend or modify the indenture, the debt securities or the guarantees:

(1)	to cure any ambiguity, defect or inconsistency;

(2)	to provide for uncertificated debt securities in addition to or in place of certificated debt securities;

(3)

to make any change that would provide any additional rights or benefits to the holders of debt securities or that does not materially adversely affect the legal rights under the indenture of any such holder;

(4)	to comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act;

(5)

to conform the text of the indenture, the guarantees or the debt securities to any provision of this prospectus or to the prospectus supplement relating to the debt securities of any series to the extent that such provision in the prospectus or the prospectus supplement was intended to be a verbatim recitation of a provision of the indenture, the guarantees or the debt securities;

(6)	to release a Guarantor from its obligations under its guarantee or the indenture in accordance with the applicable provisions of the indenture;

(7)	to secure any debt securities and/or any guarantees;

(8)	to evidence and provide for the acceptance of appointment by a successor trustee; or

(9)	to allow any Guarantor to execute a supplemental indenture and/or a guarantee with respect to the debt securities.

In computing whether the holders of the requisite principal amount of outstanding debt securities have taken action under an indenture or supplemental indenture:

•

for an original issue discount security, we will use the amount of the principal that would be due and payable as of that date, as if the maturity of the debt had been accelerated due to a default; and

•

for a debt security denominated in a foreign currency or currencies, we will use the U.S. dollar equivalent of the outstanding principal amount as of that date, using the exchange rate in effect on the date of original issuance of the debt security.

Subordination

The extent to which a particular series of our subordinated debt securities may be subordinated to our unsubordinated indebtedness will be set forth in the prospectus supplement for any such series and any indenture may be modified by a supplemental indenture to reflect such subordination provisions.

Payment and Transfer

Unless otherwise specified in the related prospectus supplement, we will pay principal, interest and any premium on fully registered securities at the place or places designated by us for such purposes. We will make payment to the persons in whose names the debt securities are registered at the close of business on the day or days specified by us. Any other payments will be made as set forth in the applicable prospectus supplement.

All paying agents initially designated by us with respect to payments on the debt securities will be named in the related prospectus supplement. We may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which any paying agent acts, except that we will be required to maintain a paying agent in each place where the principal of and any premium or interest on any debt securities are payable.

Unless otherwise provided in the related prospectus supplement, holders may transfer or exchange debt securities at the corporate trust office of the trustee or at any other office or agency maintained by us for such purposes. We will not charge a service fee for any transfer or exchange of certificated securities, but we may require payment of a sum sufficient to cover any stamp tax or other governmental charge and any other reasonable expenses (including fees and expenses of the trustee) that we are required to pay in connection with a transfer or exchange.

You may effect the transfer of certificated securities and the right to receive the principal, premium and interest on certificated securities only by surrendering the certificate representing those certificated securities and either reissuance by us or the trustee of the certificate to the new holder or the issuance by us or the trustee of a new certificate to the new holder.

We are not required to:

•

register the transfer of or exchange securities of any series during a period beginning at the opening of business 15 days before the day we transmit a notice of redemption of securities of the series selected for redemption and ending at the close of business on the day of the transmission; or

•	register the transfer of or exchange any security so selected for redemption in whole or in part, except the unredeemed portion of any security being redeemed in part.

All transfer agents initially designated by us will be named in the related prospectus supplement. We may at any time rescind the designation of any transfer agent or approve a change in the office through which any transfer agent acts, except that we will be required to maintain a transfer agent in each place where the principal of and any premium or interest on any debt securities are payable.

We have initially appointed the trustee as security registrar, transfer agent and paying agent for the debt securities.

Global Securities

We may issue the global securities in either registered or bearer form, in either temporary or permanent form. Where any debt securities of any series are issued in bearer form, the restrictions and considerations applicable to such debt securities and with respect to the payment, transfer and exchange of such debt securities will be described in the related prospectus supplement. Debt securities that are represented in whole or in part by one or more global securities will be registered in the name of a depositary or its nominee identified in the applicable prospectus supplement, and such global securities will be deposited with, or on behalf of, the depositary. The applicable prospectus supplement will describe the specific terms of the depositary arrangement with respect to the applicable securities of that series. We anticipate that the following provisions will apply to all depositary arrangements.

Once a global security is issued, the depositary will credit on its book-entry system the respective principal amounts of the individual securities represented by that global security to the accounts of institutions that have accounts with the depositary. These institutions are known as participants. The underwriters for the securities will designate the accounts to be credited. However, if we have offered or sold the securities either directly or through agents, we or the agents will designate the appropriate accounts to be credited.

Ownership of beneficial interest in a global security will be limited to participants or persons that may hold beneficial interests through participants. Ownership of beneficial interest in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the depositary’s participants or persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of securities. Such limits and such laws may limit the market for beneficial interests in a global security.

So long as the depositary for a global security, or its nominee, is the registered owner of a global security, the depositary or nominee will be considered the sole owner or holder of the securities represented by the global security for all purposes under the indenture. Except as provided in the applicable prospectus supplement, owners of beneficial interests in a global security:

•	will not be entitled to have securities represented by global securities registered in their names;

•	will not receive or be entitled to receive physical delivery of securities in definitive form; and

•	will not be considered owners or holders of these securities under the indenture.

Payments of principal, any premium and interest on the individual securities registered in the name of the depositary or its nominee will be made to the depositary or its nominee as the holder of that global security. Neither we nor the trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a global security, or for maintaining, supervising or reviewing any records relating to beneficial ownership interests, and each of us and the trustee may act or refrain from acting without liability on any information provided by the depositary.

We expect that the depositary, after receiving any payment of principal, any premium or interest in respect of a global security, will immediately credit the accounts of the participants with payment in amounts proportionate to their respective holdings in principal amount of beneficial interest in a global security as shown on the records of the depositary. We also expect that payments by participants to owners of beneficial interests in a global security will be governed by standing customer instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such participants.

Debt securities represented by a global security will be exchangeable for debt securities in definitive form of like tenor in authorized denominations only if the depositary notifies us that it is unwilling or unable to continue as the depositary and a successor depositary is not appointed by us within 90 days or we, in our discretion, determine not to require all of the debt securities of a series to be represented by a global security and notify the trustee of our decision.

Legal Defeasance and Covenant Defeasance

We may at any time, at the option of our board of directors evidenced by a resolution set forth in an officers’ certificate, elect to have all of our obligations discharged with respect to the outstanding debt securities of such series and all obligations of the Guarantors discharged with respect to their related guarantees (which we refer to in this prospectus as “legal defeasance”) except for:

•

the rights of holders of outstanding debt securities to receive payments in respect of the principal of, or interest or premium on such debt securities when such payments are due from the trust referred to below;

•

our obligations with respect to the debt securities concerning issuing temporary debt securities, registration of debt securities, mutilated, destroyed, lost or stolen debt securities and the maintenance of an office or agency for payment and money for security payments held in trust;

•	the rights, powers, trusts, duties and immunities of the trustee, and our and the Guarantors’ obligations in connection therewith; and

•	the legal defeasance and covenant defeasance (as defined below) provisions of the indenture.

In addition, we may, at our option and at any time, elect to have our and the Guarantors’ obligations released with respect to certain restrictive covenants of debt securities of such series and all obligations of the Guarantors with respect to the guarantees discharged (which we refer to in this prospectus as “covenant defeasance”), and thereafter any failure to comply with those covenants and obligations will not constitute a default or event of default with respect to the debt securities of such series or the related guarantees. In the event covenant defeasance occurs, certain events (not including non-payment, bankruptcy, receivership, rehabilitation and insolvency events) described under “—Events of Default and Remedies” will no longer constitute an event of default with respect to the debt securities of such series and the related guarantees.

In order to exercise either legal defeasance or covenant defeasance:

•

we must irrevocably deposit with the trustee, in trust, for the benefit of the holders of the debt securities of the series, cash in U.S. dollars or in the foreign currency in which such debt securities are payable at stated maturity, non-callable government securities, or a combination of both, in amounts sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to pay the principal of, or interest and premium, if any, on the outstanding debt securities on the stated date for payment thereof and we must specify whether the debt securities are being defeased to such stated date for payment or to a particular redemption date, if applicable;

•

in the case of legal defeasance, we must deliver to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that (a) we have received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of the indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel will confirm that, the holders of the outstanding debt securities will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

•

in the case of covenant defeasance, we must deliver to the trustee an opinion of counsel reasonably acceptable to the trustee confirming that the holders of the outstanding debt securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

•

no default or event of default with respect to the debt securities to be defeased has occurred and is continuing on the date of such deposit (other than a default or event of default resulting from the borrowing of funds to be applied to such deposit);

•

such legal defeasance or covenant defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than the indenture) to which Dycom Industries, Inc. or any of its subsidiaries is a party or by which Dycom Industries, Inc. or any of its subsidiaries is bound;

•

we must deliver to the trustee an officers’ certificate stating that the deposit was not made by us with the intent of preferring the holders of debt securities over the other creditors of ours with the intent of defeating, hindering, delaying or defrauding creditors of ours or others; and

•

we must deliver to the trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent relating to the legal defeasance or the covenant defeasance have been complied with.

Satisfaction and Discharge

We may discharge certain obligations to the holders of any debt securities of any series that have not already been delivered to the trustee for cancellation and that either have become due and payable or will become due and payable within one year (or scheduled for redemption within one year) if we deposit with the trustee, in trust, funds in the currency in which such debt securities are payable in an amount sufficient to pay the entire indebtedness on debt securities of such series with respect to principal and any premium and interest to the date of such deposit (if such debt securities have then become due and payable) or to the maturity date of such debt securities, as the case may be.

Concerning the Trustee

At all times, the trustee must be organized and doing business under the laws of the United States, any state thereof or the District of Columbia, and must comply with all applicable requirements under the Trust Indenture Act.

The trustee may resign at any time by giving us written notice or may be removed:

•	by act of the holders of a majority in principal amount of a series of outstanding debt securities; or

•

if it (i) fails to comply with the obligations imposed upon it under the Trust Indenture Act; (ii) is not organized and doing business under the laws of the United States, any state thereof or the District of Columbia; (iii) becomes incapable of acting as trustee; or (iv) or a court takes certain actions relating to bankruptcy, insolvency or reorganization.

If the trustee resigns, is removed or becomes incapable of acting, or if a vacancy occurs in the office of the trustee for any cause, we, by or pursuant to a board resolution, will promptly appoint a successor trustee or trustees with respect to the debt securities of such series. We will give written notice to holders of the relevant series of debt securities, of each resignation and each removal of the trustee with respect to the debt securities of such series and each appointment of a successor trustee. Upon the appointment of any successor trustee, we, the retiring trustee and such successor trustee, will execute and deliver a supplemental indenture in which each successor trustee will accept such appointment and which will contain such provisions as necessary or desirable to transfer to such successor trustee all the rights, powers, trusts and duties of the retiring trustee with respect to the relevant series of debt securities.

If the trustee becomes a creditor of us or any Guarantor, the indenture limits the right of the trustee to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign.

The holders of a majority in aggregate principal amount of the then outstanding debt securities will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The indenture provides that in case an event of default occurs and is continuing, the trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs. Subject to such provisions, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of the debt securities, unless such holder has offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.

New York Law to Govern

The indenture will be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in that state.

DESCRIPTION OF CAPITAL STOCK

This section contains a description of our capital stock. The following summary of the terms of our capital stock is not meant to be complete and is qualified by reference to our Restated Articles of Incorporation (the “Articles”) and our Fifth Amended and Restated By-Laws (the “By-Laws”), which are incorporated by reference as exhibits into the registration statement of which this prospectus is a part.

We have authorized the issuance of 150,000,000 shares of common stock, $0.33 1/3 par value per share, and 1,000,000 shares of preferred stock, $1.00 par value per share.

Common Stock

On March 3, 2026, there were 29,970,067 outstanding shares of common stock held by 481 stockholders of record.

The holders of common stock are entitled to one vote per share on all matters submitted to a vote of the stockholders. Holders of common stock do not have cumulative voting rights. Therefore, holders of more than 50% of the shares of common stock are able to elect all of our directors eligible for election in a given year. The holders of common stock are entitled to dividends and other distributions out of assets legally available if and when declared by the board of directors. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to share pro rata in the distribution of all of our assets remaining available for distribution after satisfaction of all liabilities, including any prior rights of any preferred stock which may be outstanding. There are no redemption or sinking fund provisions applicable to the common stock.

Our common stock is traded on the New York Stock Exchange under the symbol “DY.”

Preferred Stock

Under the Articles, series of the preferred stock may be created and issued from time to time by our board of directors, with such rights and preferences as they may determine. As of March 3, 2026, there were no shares of preferred stock outstanding.

Our board of directors could issue a class or series of preferred stock that could, depending on the terms of such class or series, impede completion of a merger, tender offer or other takeover attempt that some, or a majority, of stockholders might believe to be in their best interests or in which stockholders might receive a premium for their shares over the then-current market price of such shares.

Material Provisions of our Articles of Incorporation, By-Laws and Other Agreements

Classified Board. The Articles provide that the board of directors is divided into three classes, as nearly equal in number as possible, with one class of directors being elected each year for a three-year term. The classification of the board may have the effect of delaying a change in a majority of the members of our board of directors.

Shareholder Approval. The Articles require approval of 80% of the outstanding shares of our capital stock entitled to vote in elections of directors for any reclassification of securities (including any reverse stock split) or recapitalization of the corporation or any reorganization, merger with or into another corporation or any sale or transfer of all or a substantial part of our assets to, or any sale or transfer to us or any subsidiary in exchange for our securities or any assets (except assets valued at less than $1,000,000) of, any other corporation or person, if at the time such other corporation or person is (i) the beneficial owner of more than 20% of the outstanding shares of our capital stock entitled to vote in elections of directors, (ii) an affiliate of the corporation and at any time within three years prior to the date in question was a beneficial owner of more than 20% of the outstanding shares of our capital stock entitled to vote in elections of directors, or (iii) an assignee of or has otherwise succeeded to any shares of capital stock of the corporation which were at any time within three years prior to the date in question beneficially owned by any person or corporation or any affiliate thereof, meeting the criteria in (i) and (ii) above and such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering. This requirement is not applicable to any such transaction with another corporation which was approved by our board of directors prior to the time that such other corporation became a holder of more than 20% of the outstanding shares of our capital stock.

Change of Control Agreements. We have agreements with certain of our executive officers which provide for substantial compensation (in general terms, continuation of up to eighteen months of the officer’s base salary and vesting of all equity-based awards awarded to the officer pursuant to any of our long-term incentive plans), upon our termination of the officer’s employment without cause or the officer’s resignation of his or her employment for good reason on or prior to the second anniversary following the consummation of a change of control in our company. A change of control is defined as any person’s acquisition of more than 20% of our outstanding securities, the sale or transfer of substantially all of our assets to someone other than one of our wholly-owned subsidiaries, or a change of control of the board of directors.

Indemnification. Our By-Laws require us to indemnify each of our directors and officers to the fullest extent permitted by law and limits the liability of our directors and stockholders for monetary damages in certain circumstances.

Anti-Takeover Effects of Florida Law

Control Shares. The Florida Business Corporation Act contains provisions eliminating the voting rights of “control shares,” which are defined as shares which give any person, directly or indirectly, ownership of, or the power to direct the exercise of voting power with respect to, 20% or more of the outstanding voting power of an “issuing public corporation.” A corporation is an issuing public corporation if it has at least 100 shareholders, its principal place of business, principal office or substantial assets are in Florida and either more than 10% of its shareholders reside in Florida, more than 10% of its shares are owned by Florida residents or 1,000 shareholders reside in Florida. The voting rights of control shares are not eliminated if the articles of incorporation or the by-laws of the corporation prior to the acquisition provide that the statute does not apply. Voting rights are restored to control shares if, subsequent to their acquisition, the corporation’s shareholders (other than the holder of control shares, officers of the corporation and employee directors) vote to restore such voting rights.

Affiliated Transactions. The Florida Business Corporation Act also restricts “affiliated transactions” (mergers, consolidations, transfers of assets and other transactions) between “interested shareholders” (the beneficial owners of 15% or more of the corporation’s outstanding shares as a result of actions not solely taken by the corporation) and the corporation or any subsidiary. Affiliated transactions must be approved by two-thirds of the voting shares not beneficially owned by the interested shareholder or by a majority of the corporation’s “disinterested” directors. The statutory restrictions do not apply if the corporation has had fewer than 300 shareholders of record at any time during the three years preceding the announcement date of the affiliated transaction, the interested shareholder has been the beneficial owner of at least 80% of the outstanding shares for at least three years preceding the announcement date of the affiliated transaction, the interested shareholder is the beneficial owner of at least 90% of the corporation’s outstanding voting shares, exclusive of shares acquired directly from the corporation in a transaction not approved by a majority of the disinterested directors, or certain consideration is paid to all shareholders.

The provisions of the Articles and By-Laws and the change of control agreements and the application of the anti-takeover provisions of the Florida Business Corporation Act could have the effect of discouraging, delaying or preventing a change of control not approved by the board of directors which could affect the market price of our common stock.

DESCRIPTION OF DEPOSITARY SHARES

General

We may elect to offer fractional shares of preferred stock rather than full shares of preferred stock. In that event, we will issue receipts for depositary shares, and each of these depositary shares will represent a fraction (to be set forth in the applicable prospectus supplement) of a share of a particular series of preferred stock.

The shares of any series of preferred stock underlying the depositary shares will be deposited under a deposit agreement between us and a bank or trust company selected by us. The depositary will have its principal office in the United States and a combined capital and surplus of at least $50,000,000.

Subject to the terms of the deposit agreement, each owner of a depositary share will be entitled, in proportion to the applicable fraction of a share of preferred stock underlying the depositary share, to all the rights and preferences of the preferred stock underlying that depositary share. Those rights may include dividend, voting, redemption, conversion and liquidation rights.

The depositary shares will be evidenced by depositary receipts issued under a deposit agreement. Depositary receipts will be distributed to those persons purchasing the fractional shares of preferred stock underlying the depositary shares, in accordance with the terms of the offering. The following description of the material terms of the deposit agreement, the depositary shares and the depositary receipts is only a summary, and you should refer to the forms of the deposit agreement and depositary receipts that will be filed with the SEC in connection with the offering of the specific depositary shares for more complete information.

Pending the preparation of definitive engraved depositary receipts, the depositary may, upon our written order, issue temporary depositary receipts substantially identical to the definitive depositary receipts but not in definitive form. These temporary depositary receipts entitle their holders to all the rights of definitive depositary receipts. Temporary depositary receipts will then be exchangeable for definitive depositary receipts at our expense.

Dividends and Other Distributions

The depositary will distribute all cash dividends or other cash distributions received with respect to the underlying stock to the record holders of depositary shares in proportion to the number of depositary shares owned by those holders.

If there is a distribution other than in cash, the depositary will distribute property received by it to the record holders of depositary shares that are entitled to receive the distribution, unless the depositary determines that it is not feasible to make the distribution. If this occurs, the depositary may, with our approval, sell the property and distribute the net proceeds from the sale to the applicable holders.

Withdrawal of Underlying Preferred Stock

Unless we say otherwise in a prospectus supplement, holders may surrender depositary receipts at the principal office of the depositary and, upon payment of any unpaid amount due to the depositary, be entitled to receive the number of whole shares of underlying preferred stock and all money and other property represented by the related depositary shares. We will not issue any partial shares of preferred stock. If the holder delivers depositary receipts evidencing a number of depositary shares that represent more than a whole number of shares of preferred stock, the depositary will issue a new depositary receipt evidencing the excess number of depositary shares to that holder.

Redemption of Depositary Shares

If a series of preferred stock represented by depositary shares is subject to redemption, the depositary shares will be redeemed from the proceeds received by the depositary resulting from the redemption, in whole or in part, of that series of underlying stock held by the depositary. The redemption price per depositary share will be equal to the applicable fraction of the redemption price per share payable with respect to that series of underlying stock.

Whenever we redeem shares of underlying stock that are held by the depositary, the depositary will redeem, as of the same redemption date, the number of depositary shares representing the shares of underlying stock so redeemed.

If fewer than all the depositary shares are to be redeemed, the depositary shares to be redeemed will be selected by lot or proportionately or by other equitable method, as may be determined by the depositary.

Voting

Upon receipt of notice of any meeting at which the holders of the underlying stock are entitled to vote, the depositary will mail the information contained in the notice to the record holders of the depositary shares underlying the preferred stock. Each record holder of the depositary shares on the record date (which will be the same date as the record date for the underlying stock) will be entitled to instruct the depositary as to the exercise of the voting rights pertaining to the amount of the underlying stock represented by that holder’s depositary shares. The depositary will then try, as far as practicable, to vote the number of shares of preferred stock underlying those depositary shares in accordance with those instructions, and we will agree to take all reasonable actions which may be deemed necessary by the depositary to enable the depositary to do so. The depositary will not vote the underlying shares to the extent it does not receive specific instructions with respect to the depositary shares representing the preferred stock.

Conversion or Exchange of Preferred Stock

If the deposited preferred stock is convertible into or exchangeable for other securities, the following will apply. The depositary shares, as such, will not be convertible into or exchangeable for such other securities. Rather, any holder of the depositary shares may surrender the related depositary receipts, together with any amounts payable by the holder in connection with the conversion or the exchange, to the depositary with written instructions to cause conversion or exchange of the preferred stock represented by the depositary shares into or for such other securities. If only some of the depositary shares are to be converted or exchanged, a new depositary receipt or receipts will be issued for any depositary shares not to be converted or exchanged.

Amendment and Termination of the Deposit Agreement

The form of depositary receipt evidencing the depositary shares and any provision of the deposit agreement may at any time be amended by agreement between us and the depositary. However, any amendment which materially and adversely alters the rights of the holders of depositary shares will not be effective unless the amendment has been approved by the holders of at least a majority of the depositary shares then outstanding. The deposit agreement may be terminated by us upon not less than 60 days’ notice whereupon the depositary shall deliver or make available to each holder of depositary shares, upon surrender of the depositary receipts held by such holder, the number of whole or fractional shares of preferred stock represented by such receipts. The deposit agreement will automatically terminate if (a) all outstanding depositary shares have been redeemed or converted into or exchanged for any other securities into or for which the underlying preferred stock are convertible or exchangeable or (b) there has been a final distribution of the underlying stock in connection with our liquidation, dissolution or winding up and the underlying stock has been distributed to the holders of depositary receipts.

Charges of Depositary

We will pay all transfer and other taxes and governmental charges arising solely from the existence of the depositary arrangements. We will also pay charges of the depositary in connection with its duties in accordance with the deposit agreement. Holders of depositary receipts will pay transfer and other taxes and governmental and other charges, including a fee for any permitted withdrawal of shares of underlying stock upon surrender of depositary receipts, as are expressly provided in the deposit agreement to be for their accounts.

Reports

The depositary will forward to holders of depositary receipts all reports and communications from us that we deliver to the depositary and that we are required to furnish to the holders of the underlying stock.

Limitation on Liability

Neither we nor the depositary will be liable if either of us is prevented or delayed by law or any circumstance beyond our control in performing our respective obligations under the deposit agreement. Our obligations and those of the depositary will be limited to performance in good faith of our respective duties under the deposit agreement.

Neither we nor the depositary will be obligated to prosecute or defend any legal proceeding in respect of any depositary shares or underlying stock unless satisfactory indemnity is furnished. We and the depositary may rely upon written advice of counsel or accountants, or upon information provided by persons presenting underlying stock for deposit, holders of depositary receipts or other persons believed to be competent and on documents believed to be genuine.

In the event the depositary receives conflicting claims, requests or instructions from any holders of depositary shares, on the one hand, and us, on the other, the depositary will act on our claims, requests or instructions.

Resignation and Removal of Depositary

The depositary may resign at any time by delivering notice to us of its election to resign. We may remove the depositary at any time. Any resignation or removal will take effect upon the appointment of a successor depositary and its acceptance of the appointment. The successor depositary must be appointed within 60 days after delivery of the notice of resignation or removal and must be a bank or trust company having its principal office in the United States and having a combined capital and surplus of at least $50,000,000.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. This description is subject to the detailed provisions of a warrant agreement to be entered into between us and a warrant agent we select at the time of issue and the description in the prospectus supplement relating to the applicable series of warrants.

General

We may issue warrants to purchase debt securities, preferred stock, depositary shares, common stock or any combination thereof. Such warrants may be issued independently or together with any such securities and may be attached or separate from such securities. We may issue each series of warrants under a separate warrant agreement to be entered into between a warrant agent and us. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the designation and terms of the securities purchasable upon exercise of such warrants and the number of such securities issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the securities purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the designation and terms of the securities with which such warrants are issued and the number of such warrants issued with each such security;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

Amendments and Supplements to Warrant Agreement

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

DESCRIPTION OF SECURITIES PURCHASE CONTRACTS AND SECURITIES PURCHASE UNITS

The following is a general description of the terms of the securities purchase contracts and securities purchase units we may issue from time to time.

The applicable prospectus supplement will describe the terms of any securities purchase contracts or securities purchase units and, if applicable, prepaid securities purchase contracts. The description in the prospectus supplement will be qualified in its entirety by reference to (1) the securities purchase contracts, (2) the collateral arrangements and depositary arrangements, if applicable, relating to such securities purchase contracts or securities purchase units and (3) if applicable, the prepaid securities purchase contracts and the document pursuant to which such prepaid securities purchase contracts will be issued.

Stock Purchase Contracts and Stock Purchase Units

We may issue stock purchase contracts, including contracts obligating holders to purchase from us, and obligating us to sell to holders, a fixed or varying number of common stock, preferred stock or depositary shares at a future date or dates. The consideration per share of common stock, preferred stock or depositary shares may be fixed at the time that the stock purchase contracts are issued or may be determined by reference to a specific formula set forth in the stock purchase contracts. Any stock purchase contract may include anti-dilution provisions to adjust the number of shares issuable pursuant to such stock purchase contract upon the occurrence of certain events.

The stock purchase contracts may be issued separately or as a part of units (“stock purchase units”), consisting of a stock purchase contract and debt securities, preferred securities or debt or equity obligations of third parties, including U.S. Treasury securities, in each case securing holders’ obligations to purchase common stock, preferred stock or depositary shares under the stock purchase contracts. The stock purchase contracts may require us to make periodic payments to holders of the stock purchase units, or vice versa, and such payments may be unsecured or prefunded and may be paid on a current or on a deferred basis. The stock purchase contracts may require holders to secure their obligations thereunder in a specified manner and in certain circumstances we may deliver newly issued prepaid stock purchase contracts upon release to a holder of any collateral securing such holder’s obligations under the original stock purchase contract. Any one or more of the above securities, common stock or the stock purchase contracts or other collateral may be pledged as security for the holders’ obligations to purchase or sell, as the case may be, the common stock, preferred stock or depositary shares under the stock purchase contracts. The stock purchase contracts may also allow the holders, under certain circumstances, to obtain the release of the security for their obligations under such contracts by depositing with the collateral agent as substitute collateral treasury securities with a principal amount at maturity equal to the collateral so released or the maximum number of shares deliverable by such holders under stock purchase contracts requiring the holders to sell common stock, preferred stock or depositary shares to us.

Debt Purchase Contracts and Debt Purchase Units

We may issue debt purchase contracts, including contracts obligating holders to purchase from us, and obligating us to sell to holders, a fixed or varying number of debt at a future date or dates. The purchase price and the interest rate may be fixed at the time the debt purchase contracts are issued or may be determined by reference to a specific formula set forth in the debt purchase contracts.

The debt purchase contracts may be issued separately or as a part of units (“debt purchase units”), consisting of a debt purchase contract and debt securities, preferred securities or debt or equity obligations of third parties, including U.S. Treasury securities, in each case securing holders’ obligations to purchase debt securities under the debt purchase contracts. The debt purchase contracts may require us to make periodic payments to holders of the debt purchase units, or vice versa, and such payments may be unsecured or prefunded and may be paid on a current or on a deferred basis. The debt purchase contracts may require holders to secure their obligations thereunder in a specified manner and in certain circumstances we may deliver newly issued prepaid debt purchase contracts upon release to a holder of any collateral securing such holder’s obligations under the original debt purchase contract. Any one or more of the above securities, common stock or the debt purchase contracts or other collateral may be pledged as security for the holders’ obligations to purchase or sell the debt securities under the debt purchase contracts.

The debt purchase contracts may also allow the holders, under certain circumstances, to obtain the release of the security for their obligations under such contracts by depositing with the collateral agent as substitute collateral treasury securities with a principal amount at maturity equal to the collateral so released or the maximum aggregate principal amount of debt securities deliverable by such holders under debt purchase contracts requiring the holders to sell debt securities to us.

PLAN OF DISTRIBUTION

We may sell the securities covered by this prospectus in any of the following ways (or in any combination):

•	through underwriters, dealers or remarketing firms;

•	in “at-the-market offerings” within the meaning of Rule 415(a)(4) of the Securities Act of 1933, as amended (the “Securities Act”);

•	directly to one or more purchasers, including to a limited number of institutional purchasers; or

•	through agents.

Any such dealer or agent, in addition to any underwriter, may be deemed to be an underwriter within the meaning of the Securities Act. Any discounts or commissions received by an underwriter, dealer, remarketing firm or agent on the sale or resale of securities may be considered by the SEC to be underwriting discounts and commissions under the Securities Act.

In addition, we may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with such a transaction, the third parties may, pursuant to this prospectus and the applicable prospectus supplement, sell securities covered by this prospectus and the applicable prospectus supplement. If so, the third party may use securities borrowed from us or others to settle such sales and may use securities received from us to close out any related short positions. We may also loan or pledge securities covered by this prospectus and the applicable prospectus supplement to third parties, who may sell the loaned securities or, in an event of default in the case of a pledge, sell the pledged securities pursuant to this prospectus and the applicable prospectus supplement.

The terms of the offering of the securities with respect to which this prospectus is being delivered will be set forth in the applicable prospectus supplement and will include, among other things:

•	the type of and terms of the securities offered;

•	the price of the securities;

•	the proceeds to us from the sale of the securities;

•	the names of the securities exchanges, if any, on which the securities are listed;

•	the name of any underwriter, dealer, remarketing firm or agent and the amount of securities underwritten or purchased by each of them;

•	any over-allotment options under which underwriters may purchase additional securities from us;

•	any underwriting discounts, agency fees or other compensation to underwriters or agents; and

•	any discounts or concessions which may be allowed or reallowed or paid to dealers.

If underwriters are used in the sale of securities, such securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be offered to the public either through underwriting syndicates represented by managing underwriters or directly by one or more underwriters acting alone, including on a continuing basis pursuant to “at-the-market offerings.” Unless otherwise set forth in the applicable prospectus supplement, the obligations of the underwriters to purchase the securities described in the applicable prospectus supplement will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all such securities if any are purchased by them. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If dealers acting as principals are used in the sale of any securities, such securities will be acquired by the dealers, as principals, and may be resold from time to time in one or more transactions at varying prices to be determined by the dealer at the time of resale. The name of any dealer and the terms of the transaction will be set forth in the prospectus supplement with respect to the securities being offered.

Securities may also be offered and sold, if so indicated in the applicable prospectus supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more firms, which we refer to herein as the “remarketing firms,” acting as principals for their own accounts or as our agents, as applicable. Any remarketing firm will be identified and the terms of its agreement, if any, with us and its compensation will be described in the applicable prospectus supplement. Remarketing firms may be deemed to be underwriters, as that term is defined in the Securities Act in connection with the securities remarketed thereby.

The securities may be sold directly by us or through agents designated by us from time to time. In the case of securities sold directly by us, no underwriters or agents would be involved. Any agents involved in the offer or sale of the securities in respect of which this prospectus is being delivered, and any commissions payable by us to such agents, will be set forth in the applicable prospectus supplement. Unless otherwise indicated in the applicable prospectus supplement, any such agent will be acting on a best efforts basis for the period of its appointment.

We may authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase the securities to which this prospectus and the applicable prospectus supplement relates from us at the public offering price set forth in the applicable prospectus supplement, plus, if applicable, accrued interest, pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future.

Such contracts will be subject only to those conditions set forth in the applicable prospectus supplement, and the applicable prospectus supplement will set forth the commission payable for solicitation of such contracts.

Agents, dealers, underwriters and remarketing firms may be entitled, under agreements entered into with us to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution to payments they may be required to make in respect thereof. Agents, dealers, underwriters and remarketing firms may be customers of, engage in transactions with, or perform services for us or our subsidiaries in the ordinary course of business.

Unless otherwise indicated in the applicable prospectus supplement, all securities offered by this prospectus, other than our common stock that is listed on the New York Stock Exchange, will be new issues with no established trading market. We may elect to list any series of securities on an exchange, and, in the case of our common stock, on any additional exchange, but, unless otherwise specified in the applicable prospectus supplement, we shall not be obligated to do so. In addition, underwriters will not be obligated to make a market in any securities. No assurance can be given regarding the activity of trading in, or liquidity of, any securities.

Any underwriter may engage in over-allotment, stabilizing transactions, short covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. Short covering transactions involve purchases of the securities in the open market after the distribution is completed to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

LEGAL MATTERS

Unless otherwise indicated in a supplement to this prospectus, the validity of the securities other than the common stock and the preferred stock will be passed upon for us by Weil, Gotshal & Manges LLP, New York, New York. Unless otherwise indicated in a supplement to this prospectus, the validity of the common stock and the preferred stock will be passed upon for us by Akerman LLP, Miami, Florida.

EXPERTS

The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) incorporated in this Prospectus by reference to the Annual Report on Form 10-K for the year ended January 25, 2025 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The estimated expenses payable by the registrant in connection with the offering described in this Registration Statement are as follows:

SEC registration fee	$	*
Trustee’s fees and expenses		**
Legal fees and expenses		**
Accounting fees and expenses		**
Printing and engraving expenses		**
Miscellaneous expenses		**

Total	$	**

*	Applicable SEC registration fees have been deferred in accordance with Rules 456(b) and 457(r) of the Securities Act of 1933, as amended, and are not estimable at this time.
**	These fees and expenses depend on the securities offered and the number of issuances and accordingly cannot be estimated at this time.

Item 15. Indemnification of Directors and Officers.

Delaware. Section 145(a) of the General Corporation Law of the State of Delaware, or the Delaware Corporation Law, provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director or officer of the corporation. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the Delaware Corporation Law provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director or officer of the corporation, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation.

Section 145(g) of the Delaware Corporation Law provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, whether or not the corporation would have the power to indemnify the person against such liability under the provisions of the law. The corporation would have the power to indemnify the person against such liability under the provisions of the law.

Section 18-108 of the Delaware Limited Liability Company Act provides that “[s]ubject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.”

Florida. Section 607.0851 of the Florida Business Corporation Act (“FBCA”) provides that, except as otherwise provided in Section 607.0851 and in Section 607.0859, and not in limitation of indemnification allowed under Section 607.0858(1), a Florida corporation, such as Dycom Industries, Inc., shall have the power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he is or was a director or officer of the corporation against liability incurred in connection with such proceeding, including any appeal thereof, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 607.0851(4) of the FBCA provides that, unless ordered by a court under Section 607.0854(1)(c), a Florida corporation may not indemnify a director or an officer in connection with a proceeding by or in the right of the corporation except for expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof, where such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation.

Section 607.0852 of the FBCA further provides that the corporation must indemnify an individual who is or was a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because he or she is or was a director or officer of the corporation against expenses incurred by the individual in connection with the proceeding. Also, according to Section 607.0858 of the FBCA, the indemnification provided pursuant to Sections 607.0851 and 607.0852 and the advancement of expenses provided pursuant to Section 607.0853 are not exclusive.

Section 607.0857 of the FBCA further provides that the corporation shall have the power to purchase and maintain insurance on behalf of a director, or officer, of the corporation against any liability asserted against him or her or incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liabilities under Chapter 607 of the FBCA.

Notwithstanding the foregoing, Section 607.0859 of the FBCA provides that indemnification or advancement of expenses shall not be made to or on behalf of any director or officer if a judgment or other final adjudication establishes that his or her actions, or omissions to act, were material to the cause of action so adjudicated and constitute: (i) a violation of the criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (ii) a transaction from which the director or officer derived an improper personal benefit; (iii) in the case of a director, a circumstance under which the liability provisions regarding unlawful distributions are applicable; or (iv) willful or intentional misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

Section 607.0831 of the FBCA provides that a director of a Florida corporation, such as Dycom Industries, Inc., is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision, or failure to act, by a director, unless: (i) the director breached or failed to perform his or her duties as a director; and (ii) the director’s breach of, or failure to perform, those duties constitutes: (A) a violation of criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (B) a circumstance under which the transaction at issue is one from which the director derived an improper personal benefit, either directly or indirectly; (C) a circumstance under which the liability provisions regarding unlawful distributions are applicable; (D) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interests of the corporation, or willful or intentional misconduct; or (E) in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

Section 605.0408(2) of the Florida Revised Limited Liability Company Act (“FLLCA”) permits a company to indemnify and hold harmless a person with respect to a claim or demand against the person and a debt, obligation, or other liability incurred by the person by reason of the person’s former or present capacity as a member or manager, if the claim, demand, debt, obligation, or other liability does not arise from the person’s breach of Section 605.0405 of the FLLCA (limitations on distributions), Section 605.0407 of the FLLCA (management of limited liability company), Section 605.04071 of the FLLCA (delegation of rights and powers to manage), Section 605.04072 of the FLLCA (selection and terms of managers in a manager-managed limited liability company), Section 605.04073 of the FLLCA (voting rights of members and managers), Section 605.04074 of the FLLCA (agency rights of members and managers), or Section 605.04091 of the FLLCA (standards of conduct for members and managers). Under Section 605.0408(1) of the FLLCA, a limited liability company may reimburse a member of a member-managed company or a manager of a manager-managed company for any payment made by the member or manager in the course of the member’s or manager’s activities on behalf of the company if the member or manager complied with Sections 605.0407-605.04074 of the FLLCA, Section 605.0408 of the FLLCA, and Section 605.04091 of the FLLCA in making the payment.

According to Section 605.0105(3)(p) of the FLLCA, an operating agreement may not provide for indemnification for a member or manager under Section 605.0408 of the FLLCA for (1) conduct involving bad faith, willful or intentional misconduct, or a knowing violation of law, (2) a transaction from which the member or manager derived an improper personal benefit, (3) a circumstance under which the liability for improper distribution is applicable, or (4) a breach of duties or obligations under Section 605.04091 of the FLLCA (standards of conduct for members and managers), taking into account a restriction, an expansion, or an elimination of such duties and obligations provided for in the operating agreement to the extent allowed by subsection (4) of Section 605.0105 of the FLLCA.

Arizona. Section 29-3109 of the Arizona Revised Statutes (“A.R.S.”) provides that a limited liability company “has the power to do all things necessary or convenient to carry on its activities and affairs.” A.R.S. Section 29-3408.B provides that an Arizona limited liability company shall “[i]ndemnify and hold harmless a person with respect to any claim or demand against the person and any debt, obligation or other liability incurred by the person by reason of the person’s former or present capacity as a member or manager if the claim, demand, debt, obligation or other liability does not arise from the person’s breach of the operating agreement or section 29-3405 [dealing with limitations on distributions], 29-3407 [dealing with manager and member management rights] or 29-3409 [establishing member and manager standards of conduct], in each case as modified by the operating agreement.” A.R.S. Section 29-3102.17 defines an operating agreement as “the agreement, whether or not referred to as an operating agreement and whether oral, implied, in a record or in any combination thereof, of all the members of a limited liability company, including a sole member, concerning the matters described in section 29-3105, subsection A.” A.R.S. Section 29-3105.A.2 provides that the operating agreement “may contain any provision that is not contrary to law.”

Colorado. Section 7-80-104(1)(k) of the Colorado Limited Liability Company Act permits a company to indemnify a member or manager or former member or manager of the limited liability company as provided in Section 7-80-407. Under Section 7-80-407, a limited liability company shall reimburse a member or manager for payments made, and indemnify a member or manager for liabilities incurred by the member or manager, in the ordinary conduct of the business of the limited liability company or for the preservation of its business or property if such payments were made or liabilities incurred without violation of the member’s or manager’s duties to the limited liability company.

Georgia. Under § 14-11-306 of the Georgia Limited Liability Company Act, a Georgia limited liability company, subject to any standards or restrictions set forth in its articles of organization or a written operating agreement, may, and shall have the power to, indemnify and hold harmless any member or manager of the company or other person from and against any and all claims and demands whatsoever arising in connection with the limited liability company; provided that no Georgia limited liability company may indemnify any member or manager of the company for (i) any intentional misconduct or a knowing violation of law; or (ii) any transaction for which such member or manager received a personal benefit in violation or breach of any provision of a written operating agreement.

Louisiana. In general, §12:1-850, et seq. of the Louisiana Business Corporation Act (“LBCA”) allows corporations to indemnify directors and officers against expenses incurred in the defense of any lawsuit to which a director or an officer is made a party by reason of being a director or an officer, if such person acted in good faith and believed either that, if he was acting in an official capacity, his conduct was in the best interests of the corporation, or, in all other cases, that his conduct was not opposed to the best interests of the corporation, and in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. A director or an officer may be entitled to broader indemnification under the corporation’s articles of incorporation, subject to limitations set forth in the LBCA. The termination of a proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere is not determinative that the director or officer did not met the relevant standard of conduct.

A corporation must indemnify a director or an officer who is wholly successful in the defense of any proceeding to which he was a party because he was a director or an officer against expenses incurred in connection with the proceeding.

A corporation may advance funds to pay for or reimburse expenses before final disposition of a proceeding, if the director or officer affirms his belief that he has met the standard of conduct for indemnification or that the proceeding involves conduct for which liability has been eliminated under the LBCA, and undertakes to repay the funds if he is not entitled to mandatory indemnification and it is ultimately determined that he has not met the relevant standard of conduct.

Unless by court order, a corporation may not indemnify a director or officer in connection with (i) a proceeding by or in the right of the corporation, except for expenses incurred in connection with the proceeding if the director or officer has met the relevant standard of conduct, and (ii) any proceeding in which the director was found liable for receiving a financial benefit to which he was not entitled.

Maryland. Subject to standards and restrictions as are set forth in the limited liability company agreement of a Maryland limited liability company, Title 4A of the Maryland Code, Corporations and Associations (the “MLLCA”), empowers a Maryland limited liability company to indemnify and hold harmless any member, manager, officer, director or other person from and against any and all claims and demands whatsoever. Typically, such indemnification obligations are limited to any act or omission performed or omitted by such person in good faith on behalf of such Maryland limited liability company and in a manner reasonably believed to be within the scope of the authority conferred on such person by the limited liability company agreement of such Maryland limited liability company, provided that no such person will be entitled to indemnification from such Maryland limited liability company in respect of any loss, damage or claim incurred by such person by reason of such person’s gross negligence or willful misconduct with respect to such acts and omissions.

Minnesota. Section 322C.0408 of the Minnesota Revised Uniform Limited Liability Company Act provides that, unless prohibited or limited by its articles of organization or the operating agreement, a limited liability company must indemnify a person who is made or threatened to be made a party to a proceeding by reason of their former or present official capacity against judgments, penalties, fines, settlements, and reasonable expenses, including attorneys’ fees and disbursements, incurred by such person in connection with the proceeding, if with respect to the acts or omissions of the person seeking indemnification, the person (a) has not been indemnified by another organization or employee benefit plan for the same judgments, penalties, fines, settlements, and reasonable expenses; (b) acted in good faith; (c) received no improper personal benefit and complied with the duties stated in sections 322C.0405 and 322C.0409, if applicable; (d) in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and (e) reasonably believed that the conduct was in the best interests of the limited liability company, or if the person was performing in an official capacity at another organization or employee benefit plan at the request of or as part of such person’s duties to the limited liability company, reasonably believed that the conduct was not opposed to the best interests of the limited liability company. In addition, upon written request, a limited liability company must pay or reimburse reasonable expenses in advance of final disposition of the proceeding in certain instances.

North Carolina. The North Carolina Limited Liability Company Act, G.S. §57D-1-01, et. seq. (the “NCLLCA”) exculpates any interest owner, manager or other company official from liability for the limited liability company’s obligations to third parties if the sole basis for the third-party claim is such person’s status as an interest owner, manager or other company official, as provided in Section 57D-3-30.

The NCLLCA provides that the operating agreement of a limited liability company may supplant, vary, disclaim or nullify rules of conduct established by the NCLLCA for managers and company officials except for the requirement under Section 57D-2-30(e) that the terms of the operating agreement not be unconscionable at the time they are made and be administered and enforced consonant with the implied covenant of good faith and fair dealing.

Section 57D-3-31(a) of the NCLLCA provides mandatory indemnity for a person who is wholly successful on the merits or otherwise in the defense of any proceeding to which the person was a party because the person is or was a member, a manager, or other company official if the person also is or was an interest owner at the time to which the claim relates, acting within the person’s scope of authority as a manager, member, or other company official against expenses incurred by the person in connection with the proceeding.

Section 57D-3-31(b) of the NCLLCA provides a limited liability company shall reimburse a person who is or was a member for any payment made and indemnify the person for any obligation, including any judgment, settlement, penalty, fine, or other cost, incurred or borne in the authorized conduct of the limited liability company’s business or preservation of the limited liability company’s business or property, whether acting in the capacity of a manager, member, or other company official if, in the making the payment or incurring the obligation, the person complied with the duties and standards of conduct (i) prescribed by statute (NCLLCA 57D-3-21) as modified or eliminated by the operating agreement or (ii) otherwise imposed by the NCLLCA or other applicable law.

Elimination of “mandatory” indemnity by the company’s operating agreement is not prohibited by Section 57D-2-30 of the NCLLCA.

The scope of indemnity may be expanded beyond the “mandatory” provisions of the NCLLCA in accordance with Section 57D-2-30(e) of the NCLLCA, which provides that laws of agency and contract (including the implied covenants of good faith and fair dealing an the requirement that the terms of an operating agreement were not unconscionable at the time they were made) govern the administration and enforcement of operating agreements.

Illinois. Section 15-7 of the Illinois Limited Liability Company Act, as amended (the “ILLCA”), provides that a limited liability company shall indemnify a member or manager for debts, obligations, or other liabilities incurred by the member or manager in the course of the member’s or manager’s activities on behalf of the company, if, in incurring the debt, obligation, or other liability, such person complied with the duties stated in Sections 15-3 and 25-35 of the ILLCA.

The ILLCA permits a limited liability company to purchase and maintain insurance on behalf of a member or manager of the company against liability asserted against or incurred by the member or manager in that capacity or arising from that status even if, under the ILLCA, the operating agreement of such company could not eliminate or limit the person’s liability to the company for the conduct giving rise to the liability.

Texas. Under Section 101.402 of the Texas Business Organizations Code (the “TBOC”), with respect to any member, manager or officer of a limited liability company or assignee of a membership interest in such company, the company may indemnify such person, advance or reimburse expenses incurred by such person, and establish insurance or another arrangement to indemnify or hold harmless such person. Section 8.002 of the TBOC provides that the governing documents of a limited liability company may adopt provisions relating to indemnification, advancement of expenses, or insurance or other arrangements to indemnify or hold harmless a governing person.

Section 101.401 of the TBOC provides that the company agreement of a limited liability company may expand or restrict any duties, including fiduciary duties, and related liabilities that a member, manager, officer or other person has to the company or to a member or manager of the company.

Washington. In general, §§23B.08.500 through 23B.08.600 of the Washington Business Corporation Act (“WBCA”) provide that a corporation may indemnify an individual who is made a party to a proceeding because he or she is or was a director against liability incurred in the proceeding if such person acted in good faith and, if such action was in the person’s official capacity with the corporation, in a manner the individual reasonably believed to be in, or, in all other cases, at least not opposed to, the best interests of the corporation, and with respect to any criminal proceeding, had no reasonable cause to believe such individual’s conduct was unlawful. A “proceeding” is defined as any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

The termination of a proceeding by judgment, order, settlement, conviction or plea of nolo contendere, is not, of itself, determinative that the director did not act in good faith or have the reasonable belief described above. The indemnification permitted under the WBCA in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding. Unless limited by the corporation’s articles of incorporation, indemnification is mandatory for an officer or director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the officer or director was a party because of being an officer or director, respectively, against reasonable expenses incurred in connection with the proceeding.

A corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director. Under the WBCA, a corporation may indemnify an officer, agent or employee to the same extent as a director and may procure or maintain insurance against liability on behalf of a director or any such person.

By-laws. The by-laws of each of Dycom Capital Management, Inc.; Dycom Corporate Identity, Inc.; Dycom Investments, Inc.; Locating, Inc.; Point to Point Communications, Inc. and RJE Canada, Inc.; provide that it shall indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person made or threatened to be made a party to any proceeding, by reason of the fact that such person is or was a director or officer of the corporation. The by-laws of Bigham Cable Construction, Inc. provide that a person who performs his duties in compliance with the by-laws shall have no liability by reason of being or having been a director of the corporation.

The by-laws of Dycom Industries, Inc. provide that, except as prohibited under Florida law, it shall indemnify any person who was or is made a party to any proceeding by reason of the fact that he or she was or is a director or officer of the corporation, or a director or officer of the corporation serving as a trustee or fiduciary of an employee benefit plan of the corporation, against liability incurred in connection with such proceeding, including any appeal thereof. This obligation to indemnify shall not apply, however, to any person against whom the corporation has commenced any proceeding (other than as a nominal plaintiff in a shareholder’s derivative suit), including such proceeding by way of counterclaim, cross-claim or third-party complaint; nor shall it apply to any person who has commenced any proceeding against the corporation or who has solicited such proceeding or who, in furtherance thereof, has actively assisted, participated or intervened, or who may derive a financial or other benefit from such proceeding. Dycom Industries, Inc. maintains insurance policies insuring its directors and officers against certain liabilities they may incur in their capacity as directors and officers.

Limited Liability Company Agreements. The Limited Liability Company Agreement of each of Ansco & Associates, LLC; Blair Park Services, LLC; C-2 Utility Contractors, LLC; CableCom, LLC; Communications Construction Group, LLC; Dycom Identity, LLC; Engineering Associates, LLC; Ervin Cable Construction, LLC; Fiber Technologies Solutions, LLC; Globe Communications, LLC; Ivy H. Smith Company, LLC; Jansen Cable Construction, LLC; Kanaan Communications, LLC; Lambert’s Cable Splicing Company, LLC; NeoCom Solutions, LLC; Niels Fugal Sons Company, LLC; North Sky Communications, LLC; Parkside Utility Construction, LLC; Pauley Construction, LLC; Power Solutions, LLC; Precision Valley Communications of Vermont, LLC; Prince Telecom, LLC; Professional Teleconcepts, LLC (an Illinois limited liability company); RJE Telecom, LLC; Sage Telecommunications Corp. of Colorado, LLC; Star Construction, LLC; TCS Communications, LLC; TelCom Construction, LLC; Texstar Enterprises, LLC; Tjader & Highstrom Utility Services, LLC; Trawick Construction Company, LLC; Triple-D Communications, LLC; UNTRA Express, LLC; UtiliQuest, LLC; Utility Technologies, LLC; VCI Construction, LLC and White Mountain Cable Construction, LLC provide that it shall indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person made or threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such person is or was a member, director or officer of the company, or is or was serving at the request of the company as a director or officer of another corporation, partnership, limited liability company, joint venture, trust, or other enterprise.

In addition, we maintain liability insurance for our directors and officers.

For information concerning the registrant’s undertaking to submit to adjudication the issue of indemnification for violation of the securities laws, see Item 17 hereof.

Item 16. Exhibits.

The exhibits to this Registration Statement are listed on the Exhibit Index to this Registration Statement, which Exhibit Index is hereby incorporated by reference.

Item 17. Undertakings.

(a) The undersigned registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the

“Calculation of Registration Fee Tables” or “Calculation of Registration Fee” table, as applicable, in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrants pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement or contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act to any purchaser:

(A) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrants under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(b) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of the registrants’ annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

1.1	Form of Underwriting Agreement.*

3.1	Restated Articles of Incorporation of Dycom Industries, Inc. (incorporated by reference to Exhibit 3 to Dycom Industries, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on June 11, 2002).

3.2	Amended and Restated By-laws of Dycom Industries, Inc., as amended on June 17, 2025 (incorporated by reference to Exhibit 3.1 to Dycom Industries, Inc.’s Current Report on Form 8-K filed with the SEC on June 17, 2025).

4.1	Indenture, dated as of April 1, 2021, among Dycom Industries, Inc., the subsidiary guarantors and U.S. Bank National Association, as Trustee (incorporated by reference to Dycom Industries, Inc.’s Current Report on Form 8-K filed with the SEC on April 2, 2021).

4.2	First Supplemental Indenture, dated as of May 15, 2024, to the Indenture, dated as of April 1, 2021, among Dycom Industries, Inc., the subsidiary guarantors and U.S. Bank National Association, as Trustee.**

4.3	Second Supplemental Indenture, dated as of February 4, 2026, to the Indenture, dated as of April 1, 2021, among Dycom Industries, Inc., the subsidiary guarantors and U.S. Bank National Association, as Trustee.**

4.4	Form of Preferred Stock Certificate of Designation.*

4.5	Form of Deposit Agreement with respect to Depositary Shares (including form of depositary receipt).*

4.6	Form of Indenture for debt securities of Dycom Industries, Inc. (incorporated by reference to Exhibit 4.5 to Dycom Industries, Inc.’s Registration Statement on Form S-3/A filed with the SEC on May 18, 2011).

4.7	Form of Indenture for debt securities of Dycom Investments, Inc. (incorporated by reference to Exhibit 4.6 to Dycom Industries, Inc.’s Registration Statement on Form S-3/A filed with the SEC on May 18, 2011).

4.8	Form of Warrant Agreement (including form of warrant).*

4.9	Form of Purchase Contract (including form of purchase contract certificate) and, if applicable, Pledge Agreement.*

4.10	Form of Unit Agreement (including form of unit certificate).*

5.1	Opinion of Weil, Gotshal & Manges LLP.**

5.2	Opinion of Akerman LLP.**

5.3	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C., as to matters of Georgia, Maryland and North Carolina law.**

5.4	Opinion of Barack Ferrazzano Kirschbaum & Nagelberg LLP, as to matters of Illinois law.**

5.5	Opinion of Davis Wright Tremaine LLP, as to matters of Washington law.**

5.6	Opinion of Dorsey & Whitney LLP, as to matters of Minnesota law.**

5.7	Opinion of Fennemore Craig, P.C., as to matters of Arizona law.**

5.8	Opinion of Liskow & Lewis, as to matters of Louisiana law.**

5.9	Opinion of Wilson, Elser, Moskowitz, Edelman & Dicker LLP, as to matters of Colorado law.**

Exhibit Number	Description of Exhibits

23.1	Consent of PricewaterhouseCoopers LLP.**

23.2	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).

23.3	Consent of Akerman LLP (included in Exhibit 5.2).

23.4	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included in Exhibit 5.3).

23.5	Consent of Barack Ferrazzano Kirschbaum & Nagelberg LLP (included in Exhibit 5.4).

23.7	Consent of Davis Wright Tremaine LLP (included in Exhibit 5.5).

23.8	Consent of Dorsey & Whitney LLP (included in Exhibit 5.6).

23.9	Consent of Fennemore Craig, P.C. (included in Exhibit 5.7).

23.10	Consent of Liskow & Lewis (included in Exhibit 5.8).

23.11	Consent of Wilson, Elser, Moskowitz, Edelman & Dicker LLP (included in Exhibit 5.9).

24.1	Powers of Attorney (included on signature pages).**

25.1	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of the trustee for the debt securities of Dycom Industries, Inc.**

25.2	Form T-1 Statement of Eligibility and Qualification under Trust Indenture Act of 1939, as amended, of the trustee for the debt securities of Dycom Investments, Inc.**

107	Filing Fee Table.**

*

To be filed as an exhibit to a post-effective amendment to this registration statement or as an exhibit to a Current Report on Form 8-K to be filed by the registrants in connection with a specific offering and incorporated herein by reference.

**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Dycom Industries, Inc.

By:	/s/ Daniel S. Peyovich
Name: Daniel S. Peyovich Title: President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Daniel S. Peyovich, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel S. Peyovich Daniel S. Peyovich	President and Chief Executive Officer (Principal Executive Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	March 5, 2026

/s/ Heather M. Floyd Heather M. Floyd	Vice President and Chief Accounting Officer (Principal Accounting Officer)	March 5, 2026

/s/ Luis Avila-Marco Luis Avila-Marco	Director	March 5, 2026

/s/ Jennifer M. Fritzsche Jennifer M. Fritzsche	Director	March 5, 2026

/s/ Philip R. Gallagher Philip R. Gallagher	Director	March 5, 2026

Signature	Title	Date

/s/ Eitan Gertel Eitan Gertel	Director	March 5, 2026

/s/ Stephen O. LeClair Stephen O. LeClair	Director	March 5, 2026

/s/ Peter T. Pruitt, Jr. Peter T. Pruitt, Jr.	Director	March 5, 2026

/s/ Carmen M. Sabater Carmen M. Sabater	Director	March 5, 2026

/s/ Richard K. Sykes Richard K. Sykes	Chairman of the Board and Director	March 5, 2026

/s/ Laurie J. Thomsen Laurie J. Thomsen	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Dycom Investments, Inc.

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Wetherington Kevin M. Wetherington	President and Director (Principal Executive Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Accounting and Financial Officer)	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Ansco & Associates, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George Summers George Summers	President (Principal Executive Officer)	March 5, 2026

/s/ Aron Soffer Aron Soffer	Senior Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Bigham Cable Construction, Inc.

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Timothy James Sumner Timothy James Sumner	President (Principal Executive Officer)	March 5, 2026

/s/ Jessica Moser Jessica Moser	Senior Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Blair Park Services, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph T. Post Joseph T. Post	President (Principal Executive Officer)	March 5, 2026

/s/ Jeanette Riggle Jeanette Riggle	Vice President of Finance (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

C-2 Utility Contractors, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary R. McQueen Gary R. McQueen	President (Principal Executive Officer)	March 5, 2026

/s/ Paul Sutherland Paul Sutherland	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

CableCom, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ryan Mutek Ryan Mutek	President (Principal Executive Officer)	March 5, 2026

/s/ Jeffrey Fixmer Jeffery Fixmer	Senior Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Communications Construction Group, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Frank Leahy Frank Leahy	President (Principal Executive Officer)	March 5, 2026

/s/ Mark Baiocchi Mark Baiocchi	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Dycom Capital Management, Inc.

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Wetherington Kevin M. Wetherington	President and Director (Principal Executive Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Accounting and Financial Officer)	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Dycom Corporate Identity, Inc.

By:	/s/ H. Andrew DeFerrari
Name:H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Wetherington Kevin M. Wetherington	President and Director (Principal Executive Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Accounting and Financial Officer)	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Dycom Identity, LLC

By:	/s/ H. Andrew DeFerrari
Name:H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Wetherington Kevin M. Wetherington	President and Director (Principal Executive Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Accounting and Financial Officer)	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Engineering Associates, LLC

By:	/s/ H. Andrew DeFerrari
Name:H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brad Ervin Brad Ervin	President (Principal Executive Officer)	March 5, 2026

/s/ Lyle Pinkston Lyle Pinkson	Vice President of Finance (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Ervin Cable Construction, LLC

By:	/s/ H. Andrew DeFerrari
Name:H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brad Ervin Brad Ervin	President (Principal Executive Officer)	March 5, 2026

/s/ Lyle Pinkston Lyle Pinkston	Vice President of Finance (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Fiber Technologies Solutions, LLC

By:	/s/ H. Andrew DeFerrari
Name:H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Douglas M. Myers, Jr. Douglas M. Myers, Jr.	President (Principal Executive Officer)	March 5, 2026

/s/ Jeanette Riggle Jeanette Riggle	Vice President of Finance (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Globe Communications, LLC

By:	/s/ H. Andrew DeFerrari
Name:H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert E. Rogister Robert E. Rogister	President (Principal Executive Officer)	March 5, 2026

/s/ Stacey L. Day Stacey L. Day	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Ivy H. Smith Company, LLC

By:	/s/ H. Andrew DeFerrari
Name:H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George Summers George Summers	President (Principal Executive Officer)	March 5, 2026

/s/ Aron Soffer Aron Soffer	Senior Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Jansen Cable Construction, LLC

By:	/s/ H. Andrew DeFerrari
Name:H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brad Ervin Brad Ervin	President (Principal Executive Officer)	March 5, 2026

/s/ Lyle Pinkston Lyle Pinkston	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Kanaan Communications, LLC

By:	/s/ H. Andrew DeFerrari
Name:H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Frank Leahy Frank Leahy	President (Principal Executive Officer)	March 5, 2026

/s/ Mark Baiocchi Mark Baiocchi	Controller	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Lambert’s Cable Splicing Company, LLC

By:	/s/ H. Andrew DeFerrari
Name:H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert E. Rogister Robert E. Rogister	President (Principal Executive Officer)	March 5, 2026

/s/ Teresa Adcock Teresa Adcock	Senior Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Locating, Inc.

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thurman Smith Thurman Smith	President (Principal Executive Officer)	March 5, 2026

/s/ Derek A. Robbins Derek A. Robbins	Senior Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

NeoCom Solutions, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George Summers George Summers	President (Principal Executive Officer)	March 5, 2026

/s/ Aron Soffer Aron Soffer	Senior Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Niels Fugal Sons Company, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary R. McQueen Gary R. McQueen	President and Chief Executive Officer (Principal Executive Officer)	March 5, 2026

/s/ Dennis K. Smith, Jr. Dennis K. Smith, Jr.	Controller and Assistant Treasurer (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

North Sky Communications, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Rodney R. Kuenzi Rodney R. Kuenzi	President (Principal Executive Officer)	March 5, 2026

/s/ Ross Guthrie Ross Guthrie	Vice President of Finance (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Parkside Utility Construction, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bobby Anthony Pugh Bobby Anthony Pugh	President (Principal Executive Officer)	March 5, 2026

/s/ Magdalena T. Manofu Magdalena T. Manofu	Senior Director Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Pauley Construction, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Matthew Carrow Matthew Carrow	President (Principal Executive Officer)	March 5, 2026

/s/ Suzanne Martin Suzanne Martin	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Point to Point Communications, Inc.

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Rodney R. Kuenzi Rodney R. Kuenzi	President (Principal Executive Officer)	March 5, 2026

/s/ Ross Guthrie Ross Guthrie	Vice President of Finance (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Power Solutions, LLC

By:	/s/ Ryan F. Urness
Name: Ryan F. Urness
Title: Authorized Representative

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Heather M. Floyd, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kenneth Johnson Kenneth Johnson	President (Principal Executive Officer)	March 5, 2026

/s/ Mary Ways Mary Ways	Chief Financial Officer (Principal Accounting Officer)	March 5, 2026

/s/ Matthew Flatt Matthew Flatt	Director and Authorized Representative	March 5, 2026

/s/ Heather M. Floyd Heather M. Floyd	Authorized Representative	March 5, 2026

/s/ Ryan F. Urness Ryan F. Urness	Authorized Representative	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Precision Valley Communications of Vermont, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Eric A. Warren Eric A. Warren	President (Principal Executive Officer)	March 5, 2026

/s/ Jeanette Riggle Jeanette Riggle	Vice President of Finance (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Prince Telecom, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ryan Mutek Ryan Mutek	President (Principal Executive Officer)	March 5, 2026

/s/ Jeffrey Drzymala Jeffrey Drzymala	Vice President of Finance (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Professional Teleconcepts, LLC, an Illinois limited liability company

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Eric A. Warren Eric A. Warren	President (Principal Executive Officer)	March 5, 2026

/s/ Jeanette Riggle Jeanette Riggle	Vice President of Finance (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

RJE Canada, Inc.

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gary R. McQueen Gary R. McQueen	President (Principal Executive Officer)	March 5, 2026

/s/ Paul Sutherland Paul Sutherland	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

RJE Telecom, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Eric A. Warren Eric A. Warren	President (Principal Executive Officer)	March 5, 2026

/s/ Jeanette Riggle Jeanette Riggle	Vice President of Finance (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Sage Telecommunications Corp. of Colorado, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert Gudka Robert Gudka	President (Principal Executive Officer)	March 5, 2026

/s/ Lisa Mallorey Lisa Mallorey	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Authorized Signatory of Dycom Investments, Inc., as Manager of Sage Telecommunications Corp. of Colorado, LLC	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Star Construction, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert Allen Stoutt, Jr . Robert Allen Stoutt, Jr.	President (Principal Executive Officer)	March 5, 2026

/s/ Anthony Sook Anthony Sook	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

TCS Communications, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Timothy James Sumner Timothy James Sumner	President (Principal Executive Officer)	March 5, 2026

/s/ Lisa Mallorey Lisa Mallorey	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

TelCom Construction, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mark Muller Mark Muller	President (Principal Executive Officer)	March 5, 2026

/s/ Michael Brunner Michael Brunner	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Texstar Enterprises, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mark Muller Mark Muller	President (Principal Executive Officer)	March 5, 2026

/s/ Christopher Schmucker Christopher Schmucker	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetheringotn	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Tjader & Highstrom Utility Services, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Donald Stephens Donald Stephens	President (Principal Executive Officer)	March 5, 2026

/s/ Dennis K. Smith, Jr. Dennis K. Smith, Jr.	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Trawick Construction Company, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Douglas H. Trawick Douglas H. Trawick	President and Chief Executive Officer (Principal Executive Officer)	March 5, 2026

/s/ Stacey L. Day Stacey L. Day	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Triple-D Communications, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brad Ervin Brad Ervin	President (Principal Executive Officer)	March 5, 2026

/s/ Stacey L. Day Stacey L. Day	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

UNTRA Express, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kevin M. Wetherington Kevin M. Wetherington	President and Director (Principal Executive Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

UtiliQuest, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thurman Smith Thurman Smith	President (Principal Executive Officer)	March 5, 2026

/s/ Derek A. Robbins Derek A. Robbins	Senior Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

Utility Technologies, LLC

By:	/s/ Kevin E. Schenck
Name: Kevin E. Schenck
Title: President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin E. Schenck, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kevin E. Schenck Kevin E. Schenck	President and Director (Principal Executive Officer)	March 5, 2026

/s/ Mason R. Helberg Mason R. Helberg	Controller and Assistant Treasurer (Principal Accounting Officer)	March 5, 2026

/s/ Guenevere M. Stundon Guenevere M. Stundon	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

VCI Construction, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert T. Dempsey Robert T. Dempsey	President (Principal Executive Officer)	March 5, 2026

/s/ Edgar Escobar Edgar Escobar	Vice President of Finance & Assistant Secretary (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Palm Beach, State of Florida, on March 5, 2026.

White Mountain Cable Construction, LLC

By:	/s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of Kevin M. Wetherington, H. Andrew DeFerrari, and Ryan F. Urness such person’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Frank Leahy Frank Leahy	President (Principal Executive Officer)	March 5, 2026

/s/ Mark Baiocchi Mark Baiocchi	Controller (Principal Accounting Officer)	March 5, 2026

/s/ H. Andrew DeFerrari H. Andrew DeFerrari	Treasurer and Director (Principal Financial Officer)	March 5, 2026

/s/ Kevin M. Wetherington Kevin M. Wetherington	Director	March 5, 2026